UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

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☐	Preliminary Proxy Statement
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ADVISORSHARES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVISORSHARES TRUST

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

November 9, 2017

Dear Shareholder:

On behalf of the Board of Trustees of AdvisorShares Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders of each series of the Trust to be held at 10:00 a.m. Eastern time on December 21, 2017, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

The purpose of the meeting is to ask shareholders to:

(1) elect a Trustee to the Board of Trustees of the Trust (the “Board”);

(2) approve a new investment advisory agreement between the Trust and AdvisorShares Investments, LLC (the “Adviser”) on behalf of each series of the Trust (each a “Fund” and, collectively, the “Funds”);

(3) approve new investment sub-advisory agreements between the Adviser and each of (i) American Retirement Planners II, Inc., doing business as American Wealth Management, relating to the AdvisorShares Meidell Tactical Advantage ETF, (ii) Madrona Funds, LLC, relating to the AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, and AdvisorShares Madrona International ETF, (iii) Peritus I Asset Management, LLC, relating to the AdvisorShares Peritus High Yield ETF, and (iv) Ranger Alternative Management, L.P., relating to the AdvisorShares Ranger Equity Bear ETF (each a “Proxy Fund” and, collectively, the “Proxy Funds”); and

(4) approve a manager of managers arrangement for the Proxy Funds that will permit the Adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of a Proxy Fund’s shareholders.

You are being asked to vote only on the proposals applicable to the Fund(s) in which you are invested.

With respect to the first proposal, the Trustee nominee, Mr. William G. McVay, is a current member of the Board and has served the Trust since the Board appointed him in March 2011. We are asking shareholders to elect Mr. McVay to the Board so that we have a Board entirely elected by shareholders.

We are asking shareholders to approve the second and third proposals to ensure continuous investment management of each Fund. As a result of a change in control of the Adviser, the Funds’ investment advisory and sub-advisory agreements automatically terminated. At a meeting held on October 10, 2017, the Board approved a new investment advisory agreement between the Trust and the Adviser pursuant to which, subject to shareholder approval, the Adviser will continue to serve as investment adviser to each Fund under the substantially identical terms as provided for in the previous agreement dated June 2, 2009 between the Trust and the Adviser. At that meeting, the Board also approved new investment sub-advisory agreements between the Adviser and each Proxy Fund’s current sub-adviser pursuant to which, subject to shareholder approval, the sub-adviser will continue to serve as sub-adviser to its respective Proxy Fund. No changes were made to any Fund’s advisory or sub-advisory fees, portfolio management team, investment objective or strategy, or investment policies.

The fourth proposal seeks approval of a manager of managers arrangement for the Proxy Funds. Because all the Funds except the Proxy Funds have already been permitted to implement a manager of managers arrangement, only shareholders of the Proxy Funds are being asked to approve this proposal.

Enclosed are a notice of the meeting and a proxy statement that includes detailed information about the proposals. I hope that you find this information helpful and that you will promptly vote to approve the proposals.

Your vote is extremely important, even if you only own a few of a Fund’s shares. Shareholder meetings of the Funds do not occur with great frequency so I ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call the Trust at 877.843.3831.

I appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

Noah Hamman

Trustee and President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE BY INTERNET OR TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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ADVISORSHARES TRUST

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR DECEMBER 21, 2017

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each series of AdvisorShares Trust (the “Trust”), a Delaware statutory trust, will be held at the Trust’s offices, located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, on December 21, 2017 at 10:00 a.m. Eastern time, for the following purposes:

1.	To elect a Trustee to the Board of Trustees of the Trust;

2.	To approve a new investment advisory agreement between the Trust and AdvisorShares Investments, LLC (the “Adviser”) on behalf of each series of the Trust (each a “Fund” and, collectively, the “Funds”);

3.	To approve new investment sub-advisory agreements between the Adviser and each of (i) American Retirement Planners II, Inc., doing business as American Wealth Management, with respect to the AdvisorShares Meidell Tactical Advantage ETF, (ii) Madrona Funds, LLC with respect to the AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, and AdvisorShares Madrona International ETF, (iii) Peritus I Asset Management, LLC with respect to the AdvisorShares Peritus High Yield ETF, and (iv) Ranger Alternative Management, L.P. with respect to the AdvisorShares Ranger Equity Bear ETF (each a “Proxy Fund” and, collectively, the “Proxy Funds”); and

4.	To approve, with respect to each Proxy Fund, the implementation of a manager of managers arrangement that will permit the Adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of a Proxy Fund’s shareholders.

Shareholders of the Funds may also be asked to transact such other business as may properly come before the meeting or any adjournments thereof.

After careful consideration, the Board of Trustees recommends that you vote “FOR” the proposals.

Shareholders of record as of the close of business on October 23, 2017 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card. This is important to ensure a quorum at the meeting.

In addition to voting by mail, you also may authorize your vote either by telephone or via the internet, as follows:

To Vote by Telephone:		To Vote by Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We call your attention to the accompanying proxy statement and ask that you read it carefully before you vote. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the internet if you wish to take advantage of these voting options. We encourage you to vote your shares by telephone or internet as those methods will reduce the time and costs associated with this proxy solicitation.

Proxies may be revoked prior to the meeting by timely executing and submitting a revised proxy using one of the methods noted above, by giving written notice of revocation to the Funds prior to the meeting, or by voting in person at the meeting.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or the Trust at 877.843.3831.

By Order of the Board of Trustees

Dan Ahrens

Secretary

November 9, 2017

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU DECIDE TO CHANGE YOUR VOTE.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

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PROXY STATEMENT

ADVISORSHARES TRUST

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

www.advisorshares.com

877.843.3831

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR DECEMBER 21, 2017

WHO IS ASKING FOR MY VOTE?

The Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed proxy card on or about November 15, 2017, to all shareholders of record who have a beneficial interest in any series of the Trust (each a “Fund” and, collectively, the “Funds”) as of the close of business on October 23, 2017 (“Record Date”). The Board is soliciting your vote for a special meeting of shareholders (the “Special Meeting”) of the Funds.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at the offices of the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, and is scheduled for December 21, 2017 at 10:00 a.m. Eastern time, as will any adjournment(s) or postponement(s) of the Special Meeting.

WHY IS THE SPECIAL MEETING BEING HELD?

The Special Meeting is being held for the following purposes:

1.	To elect a Trustee to the Board;

2.	To approve a new investment advisory agreement between the Trust and AdvisorShares Investments, LLC (the “Adviser”) on behalf of each Fund;

3.	To approve new investment sub-advisory agreements between the Adviser and each of (i) American Retirement Planners II, Inc., doing business as American Wealth Management, with respect to the AdvisorShares Meidell Tactical Advantage ETF, (ii) Madrona Funds, LLC with respect to the AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, and AdvisorShares Madrona International ETF, (iii) Peritus I Asset Management, LLC with respect to the AdvisorShares Peritus High Yield ETF, and (iv) Ranger Alternative Management, L.P. with respect to the AdvisorShares Ranger Equity Bear ETF (each a “Proxy Fund” and, collectively, the “Proxy Funds”); and

4.	To approve, with respect to each Proxy Fund, the implementation of a manager of managers arrangement that will permit the Adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of a Proxy Fund’s shareholders.

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Shareholders of the Funds may also be asked to transact such other business as may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

WHO IS ELIGIBLE TO VOTE?

All shareholders of record as of the close of business on the Record Date are eligible to vote. (See “How Do I Vote?” below and “Quorum and Voting Requirements” and “Submitting and Revoking Your Proxy” under “General Information” for a more detailed discussion of voting procedures.)

Each share of a Fund is entitled to one vote and fractional shares are counted as a fractional vote. The number of outstanding shares of each Fund is set forth in Appendix A attached hereto.

WHICH PROPOSALS DO I VOTE ON?

Shareholders of each Fund are being asked to vote on the first and second proposals. In addition to the first two proposals, shareholders of the Proxy Funds also are being asked to vote on the third and fourth proposals.

The following table identifies whether shareholders' votes will be counted on a fund-by-fund basis or collectively:

Proposal	Funds Voting
1. To elect a Trustee to the Board of Trustees	All Funds voting together.
2. To approve a new investment advisory agreement between the Adviser and the Trust on behalf of each Fund	Each Fund voting separately.
3. To approve new investment sub-advisory agreements between the Adviser and each sub-adviser with respect to each Proxy Fund	Each Proxy Fund voting separately.
4. To approve the implementation of a manager of managers arrangement with respect to each Proxy Fund	Each Proxy Fund voting separately.

WHY DID YOU SEND ME THIS BOOKLET?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the proposals listed above and in the Notice of Special Meeting for the Funds. You are receiving these proxy materials, including one proxy card, because you have the right to vote on at least one of these important proposals concerning your investment in a Fund.

The word “you” is used in this Proxy Statement to refer to the person or entity that owns the shares and accordingly has voting rights in connection with the shares.  For a pension plan, the trustee for the plan generally has the right to vote the shares owned through the plan.

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HOW DO I VOTE?

You may vote in person, by mail, telephone or internet. Joint owners must each sign the proxy card. Shareholders of the Funds whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee. If your proxy is properly returned by the close of business on December 20, 2017 if you vote by mail, or by 11:59 pm Eastern time on December 20, 2017 if you vote by telephone or internet, your proxy will be voted in accordance with your instructions. If a proxy card is not marked to indicate voting instructions with respect to a proposal but is signed, dated and returned, it will be treated as an instruction to vote the shares “FOR” the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or internet, the shareholder may still submit by mail the proxy card sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor (discussed below) toll-free at 1-855-973-0090.

A shareholder may revoke a proxy at any time prior to the vote on a proposal by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

WHO WILL SOLICIT MY PROXY?

The Trust has retained Alliance Shareholder Communications, a professional proxy solicitation firm (“Solicitor”), to assist in the solicitation of proxies, at an estimated cost of $323,280.70. All expenses in connection with the Special Meeting, including the printing, mailing, solicitation and vote tabulation and expenses, legal fees, and out-of-pocket expenses incurred in connection therewith, will be borne equally by the Trust and the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are solicited and obtained telephonically will be recorded in accordance with certain procedures.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative has the responsibility to explain the process, read the proposals on the proxy card, and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the proxy card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or email to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-855-973-0090.

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In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or the sub-advisers, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, emails, fax, or other communication.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

Additional information about each Fund is available in its prospectus, statement of additional information, and shareholder reports.

You can obtain copies of a Fund’s prospectus, statement of additional information and shareholder reports, upon request, without charge, by writing to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, by calling 877.843.3831, or by accessing the Trust’s website at www.advisorshares.com, or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. This Proxy Statement should be read in conjunction with those documents.

WHAT IS THE REQUIRED VOTE FOR THE PROPOSALS?

With respect to the first proposal, if a quorum is present at the Special Meeting, the affirmative vote of a plurality of shares voted in person or by proxy at the Special Meeting is required. With respect to the second, third and fourth proposals, approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each applicable Fund, which is defined in the Investment Company Act of 1940 (the “1940 Act”) to mean the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that shareholders of each Fund vote “FOR” each of the applicable proposals described in this Proxy Statement.

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PROPOSAL 1: ELECTION OF TRUSTEE TO THE BOARD

WHAT IS PROPOSAL 1?

The purpose of this proposal is to ask shareholders to elect William G. McVay to the Board of Trustees. Mr. McVay is a current member of the Board. He was appointed by the other members on March 4, 2011 and has been serving as a Trustee of the Trust since that date.

The Board consists of three Trustees — Noah Hamman, Elizabeth “Betsy” Piper/Bach, and William G. McVay — all of whom except Mr. Hamman are independent or disinterested persons within the meaning of the 1940 Act. A Trustee is deemed to be independent to the extent he or she is not an “interested person” of the Trust, as that term is defined in the 1940 Act (“Independent Trustee”). Mr. Hamman and Ms. Piper/Bach each were elected by the initial shareholder of the Trust on June 3, 2009. Mr. McVay was appointed by the other Trustees to fill a vacancy created by the resignation of a former trustee and has not been elected by shareholders. The 1940 Act requires that at least two-thirds of the members of the Board be elected by shareholders. The Board proposes that shareholders of the Trust elect Mr. McVay (the “Nominee”) to the Board so as to have a Board made up of members all of whom have been elected by shareholders, thereby providing the Board with the flexibility necessary to appoint new members in the future in compliance with the 1940 Act.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of the Nominee. The Nominee has consented to being named in this Proxy Statement and to continue serving on the Board. However, if the Nominee should become unavailable for election, due to events not known or anticipated, the persons named as proxies will vote for such other nominee as the current Board may recommend.

INFORMATION REGARDING THE NOMINEE

The following table contains the name and birth year of the Nominee, position(s) and length of service with the Trust, principal occupation during the past five years, any other directorships held by the Nominee, and the number of portfolios or funds in the Trust that the Nominee oversees.

Name, Address and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
William G. McVay 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Principal of Red Tortoise LLC (May 2017-present); founder of RDK Strategies, LLC (2007-present).	18	None

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REMAINING TRUSTEES OF THE BOARD AND OFFICERS OF THE TRUST

The following table contains similar information about the remaining Trustees and the officers of the Trust.

Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	18	None
Independent Trustee
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice-President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009-present).	18	None
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150, Bethesda, MD 20814 (1968)	President (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006-present).	N/A	N/A
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013-present); Chief Compliance Officer of the Trust (2009-2013); Executive Vice President of AdvisorShares Investments, LLC (2008-2013).	N/A	N/A

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Name, Address and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013

Founder of Chenery Compliance Group, LLC (2015 - present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013-present); Managing Member of SEC Compliance Alliance, LLC (2012-present), President of Little Consulting Group, Inc. (2011-present); Director of Cipperman Compliance Services (2008-2011).

			N/A	N/A

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in Adviser.

BOARD RESPONSIBILITIES

The Board of Trustees is responsible for overseeing the management and affairs of the Funds. The Board has considered and approved contracts under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Adviser, each Fund’s sub-adviser, the Funds’ distributor, and the Funds’ administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to a Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser or a sub-adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the fund’s primary service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the fund and its service providers, including in particular the Trust’s Chief Compliance Officer and the fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the fund may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and any sub-adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and each sub-advisory agreement with the Adviser and each sub-adviser, respectively, the Board meets with the Adviser and sub-advisers to review such services. Among other things, the Board regularly considers the Adviser’s and each sub-adviser’s adherence to a Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments, including, for example, portfolio holdings schedules and reports on the Adviser’s or a sub-adviser’s use of higher-risk financial instruments in managing a Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser, and sub-adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any sub-adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Administrator makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by each Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC, are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, sub-advisers, Chief Compliance Officer, independent registered public accounting firm, and other service providers, the Board and the Audit Committee review in detail any material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, sub-advisers, and other service providers. Each of these parties has an independent interest in risk management, but its policies and the methods by which one or more risk management functions are carried out may differ from that of a Fund and the other parties in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

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INDIVIDUAL TRUSTEE QUALIFICATIONS

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds and their shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her experience, qualifications, attributes and skills, as described below.

The Board has concluded that Mr. Hamman should serve as Trustee because of his extensive experience with mutual fund company business development, and the development of exchange-traded funds in particular, as well as his knowledge of and experience in the financial services industry in general.

The Board has concluded that Ms. Piper/Bach should serve as Trustee because of her extensive experience in and knowledge of public company accounting and auditing, the financial services industry, and fiduciary and banking law.

The Board has concluded that Mr. McVay should serve as Trustee because of his extensive experience in providing investment advice and business consulting services to financial institutions, endowments, foundations, corporations and pension funds.

BOARD STANDING COMMITTEE

The Board has established the following standing committee:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board, which is included in Appendix B attached hereto. The principal responsibilities of the Audit Committee include (i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship, (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence, (iii) serving as a channel of communication between the independent registered public accounting firm and the Board, (iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports, (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements, (vi) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls, (vii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements, and (viii) other audit related matters. The Audit Committee also serves as the Trust’s Qualified Legal Compliance Committee, which provides a mechanism for reporting legal violations. The Audit Committee met 4 times during the most recently completed fiscal year.

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The Board does not have a standing nominating committee or committee performing similar functions as the Board has determined, given its relatively small size, to perform this function as a whole. The Board does not currently have a charter or other written policy with regard to the nomination process, or a formal policy with respect to the consideration of trustee candidates. The Board has not established special procedures for shareholders to submit trustee recommendations. If the Secretary of the Trust were to receive a recommendation of a candidate from a Fund shareholder, it would be submitted to the Board, and the Board would consider such recommendations in the same manner as all other candidates.

OWNERSHIP OF FUND SHARES

The Trustees owned the following dollar ranges of equity securities in the Funds as of October 31, 2017:

Trustee Name	Fund	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Noah Hamman	AdvisorShares Dorsey Wright ADR ETF	$1-$10,000	Over $100,000
	AdvisorShares Madrona Domestic ETF	$1-$10,000
	AdvisorShares Madrona Global Bond ETF	$1-$10,000
	AdvisorShares Madrona International ETF	$1-$10,000
	AdvisorShares Meidell Tactical Advantage ETF	$1-$10,000
	AdvisorShares Newfleet Multi-Sector Income ETF	$1-$10,000
	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	$1-$10,000
	AdvisorShares Peritus High Yield ETF	$1-$10,000
	AdvisorShares Ranger Equity Bear ETF	$1-$10,000
	AdvisorShares Sage Core Reserves ETF	$10,001 - $50,000
	AdvisorShares STAR Global Buy-Write ETF	$1-$10,000
	AdvisorShares Wilshire Buyback ETF	$1-$10,000

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Trustee Name	Fund	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Elizabeth Piper/Bach	AdvisorShares Dorsey Wright ADR ETF	$1-$10,000	$1-$10,000
William G. McVay	AdvisorShares Madrona Domestic ETF	$10,001 - $50,000	$10,001 - $50,000

As of October 31, 2017, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund. Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of October 23, 2017, the name, address, and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund is set forth in Appendix C attached hereto.

BOARD COMPENSATION

The following table sets forth the compensation that was paid to each Trustee by the Trust for the fiscal year ended June 30, 2017.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Interested Trustee
Noah Hamman	$0	N/A	N/A	$0
Independent Trustees
Elizabeth Piper/Bach	$40,000	N/A	N/A	$40,000
William G. McVay	$40,000	N/A	N/A	$40,000

*The Trust is the only registered investment company in the Fund Complex.

WHAT IS THE REQUIRED VOTE?

If a quorum is present at the Special Meeting, the affirmative vote of a plurality of shares voted in person or by proxy at the Special Meeting is required for the election of the Nominee to the Board.

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WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL 1?

If shareholders of the Trust do not approve the Nominee, the Funds will continue to be managed under the oversight of the current Trustees and the Board will determine what action, if any, should be taken.

THE BOARD RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE ELECTION OF THE NOMINEE.

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PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

WHAT IS PROPOSAL 2?

Shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust and the Adviser (the “New Advisory Agreement”) as a result of a recent change in control of the Adviser. The Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and recommends that shareholders of each Fund also approve the New Advisory Agreement.

Prior to September 8, 2017, the Adviser was majority owned by Wilson Lane Group, LLC, which is owned by Noah Hamman, the Adviser’s Chief Executive Officer, and partially owned by another party holding a minority interest. As of September 8, 2017, the minority owner no longer owns any equity interest in the Adviser and the Adviser is 100% wholly owned by Wilson Lane Group. Although Wilson Lane Group was already a majority owner of the Adviser, this caused a technical change in control of the Adviser under the 1940 Act and resulted in the assignment and automatic termination of the previous investment advisory agreement dated June 2, 2009 between the Trust and the Adviser pursuant to which the Adviser served as adviser to each series of the Trust (the “Prior Advisory Agreement”). Under the 1940 Act, an investment advisory agreement (including a sub-advisory agreement) terminates automatically whenever there is a change in control of an adviser that is a party to the agreement.

At a meeting held on September 15, 2017, the Board approved an interim investment advisory agreement (“Interim Advisory Agreement”), consistent with the requirements of Rule 15a-4 under the 1940 Act, pursuant to which the Adviser continues to serve as the investment adviser to each Fund after the Prior Advisory Agreement terminated on September 8, 2017. The Interim Advisory Agreement will remain in effect for a period of 150 days or until shareholders approve the New Advisory Agreement, whichever occurs sooner. At a meeting held on October 10, 2017, the Board approved the New Advisory Agreement, subject to shareholder approval. The terms of the New Advisory Agreement are substantially identical to the terms of the Interim Advisory Agreement and Prior Advisory Agreement in all material respects. To ensure continuous investment management of the Funds by the Adviser, it is very important that shareholders entitled to vote on the approval of the New Advisory Agreement do so before the term of the Interim Advisory Agreement ends.

IF APPROVED, HOW WILL THE NEW ADVISORY AGREEMENT AFFECT ME AS A SHAREHOLDER OF A FUND?

The approval of the New Advisory Agreement should not have any effect on your investment experience as a shareholder of a Fund. The Adviser has been the investment adviser for each Fund since its inception and currently is advising the Funds pursuant to the Interim Advisory Agreement. The approval of the New Advisory Agreement will ensure continuous investment management services from the Adviser to each Fund. Under the New Advisory Agreement, the Adviser will continue to provide the same services to the Funds on the same terms and at the same advisory fee rate as the Adviser provided under the Prior Advisory Agreement and currently provides under the Interim Advisory Agreement.

WILL THE FUNDS’ FEES FOR INVESTMENT ADVISORY SERVICES INCREASE?

No. The fee rates under the New Advisory Agreement are identical to the fee rates under the Interim Advisory Agreement and the Prior Advisory Agreement. The table below sets forth each Fund’s annual advisory fee rate and the advisory fees paid to the Adviser for the fiscal year ended June 30, 2017.

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Fund	Rate	Net Advisory Fees Paid to the Adviser for Fiscal Year Ended June 30, 2017
AdvisorShares Cornerstone Small Cap ETF	0.65%	$(79,428)
AdvisorShares Dorsey Wright ADR ETF	0.75%	$158,286
AdvisorShares Focused Equity ETF	0.75% plus performance fee adjustment(1)	$(35,276)
AdvisorShares KIM Korea Equity ETF	0.84%	$(29,452)
AdvisorShares Madrona Domestic ETF	0.80%	$184,254
AdvisorShares Madrona Global Bond ETF	0.50%	$48,135
AdvisorShares Madrona International ETF	0.80%	$34,237
AdvisorShares Meidell Tactical Advantage ETF	1.20%	$74,258
AdvisorShares New Tech and Media ETF	0.60%	(2)
AdvisorShares Newfleet Multi-Sector Income ETF	0.65%	$1,569,730
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	0.95%	$179,669
AdvisorShares Peritus High Yield ETF	1.10%	$2,160,078
AdvisorShares Ranger Equity Bear ETF	1.50%	$2,764,419
AdvisorShares Sage Core Reserves ETF	0.30%	$132,752
AdvisorShares STAR Global Buy-Write ETF	1.35%	$186,514
AdvisorShares Wilshire Buyback ETF	0.90%	$1,088,207
(1)	The Adviser’s advisory fee has two components — the base fee and the performance fee adjustment. The base fee is the pre-determined rate at which the Adviser is paid when the Fund’s net performance is in line with Fund’s pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If the Fund outperforms the performance benchmark, the Adviser may receive an upward fee adjustment. If the Fund underperforms the performance benchmark, the Adviser may receive a downward fee adjustment. The Adviser’s annual base fee is 0.75% of the Fund’s average daily net assets. The performance fee adjustment is derived by comparing the Fund’s performance over a rolling twelve-month period to its performance benchmark, the S&P 500 Index. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the Adviser’s annual advisory fee may range from 0.65% to 0.85% of the Fund’s average daily net assets.

(2)	Not in operation for the period.

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WHAT ARE THE TERMS OF THE NEW ADVISORY AGREEMENT?

General Information. The following description of the material terms of the New Advisory Agreement is qualified in its entirety by reference to the form of New Advisory Agreement attached hereto as Appendix D. The New Advisory Agreement is substantially identical terms in all material respects to the Interim Advisory Agreement and Prior Advisory Agreement.

Investment Management Services. Under the New Advisory Agreement, the Adviser, subject to the supervision of the Board, will continue to provide each Fund an investment program consistent with each Fund’s investment objectives and policies. The investment management services are identical to those that were provided under the Prior Advisory Agreement and that are currently being provided under the Interim Advisory Agreement.

Advisory Fees. The fees to be paid to the Adviser by each Fund under the New Advisory Agreement are the same as the fees that were paid under the Prior Advisory Agreement and the fees that are currently being paid to the Adviser under the Interim Advisory Agreement. For its investment advisory services provided to each Fund, the Adviser is entitled to an annual fee based on the average daily net assets of the Fund as set forth in the section above.

Liability and Indemnification. The New Advisory Agreement provides that the Adviser will indemnify and hold harmless the Trust and all affiliated persons thereof and all controlling persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under the agreement. The liability and indemnification provisions of the New Advisory Agreement are identical to those of the Prior Advisory Agreement and Interim Advisory Agreement.

Duration of the New Advisory Agreement. The New Advisory Agreement will take effect with respect to a Fund after it is approved by the Fund’s shareholders. The New Advisory Agreement provides that it will remain in effect for an initial term of two years following its effective date. Thereafter, the New Advisory Agreement, like the Prior Advisory Agreement, will continue in effect for successive annual periods only so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of a Fund and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Termination. The New Advisory Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund upon written notice to the Adviser, or (ii) by the Adviser, upon 90 days’ written notice to the Trust. The New Advisory Agreement also will terminate automatically and immediately in the event of its assignment, as that term is defined by the 1940 Act. The termination provisions of the New Advisory Agreement, Interim Advisory Agreement, and Prior Advisory Agreement are substantially identical except that, under the Prior Advisory Agreement, the Adviser was required to give 30-60 days’ notice in (ii) above.

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WHAT FACTORS WERE CONSIDERED BY THE BOARD?

In considering whether to approve the New Advisory Agreement, the Board reviewed and discussed information and analysis provided by the Adviser over the course of the Adviser’s service as investment adviser to the Funds, noting that it had considered and approved the annual renewal of the Prior Advisory Agreement at its May 2017 meeting. The Board also considered and discussed information provided by the Adviser about the circumstances leading to its change in control. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval and recommendation to Fund shareholders. The Board did not identify any single piece of information as paramount or controlling and individual Trustees may have attributed different weights to various factors.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Adviser, the Board noted that the most recent Form ADV for the Adviser had been provided to the Board at the May 2017 meeting, as were the Adviser’s responses to a detailed series of questions that requested, among other things, information about its business, services, and compensation. The Board considered the Adviser’s overall quality of personnel, operations, and financial condition, its investment advisory capabilities, and information concerning the Adviser’s compliance function, operational capabilities, and portfolio management team. The Board also noted the extensive responsibilities that the Adviser has as investment adviser to the Funds, including the selection of certain Funds’ sub-advisers and oversight of the sub-advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. The Board considered the effect, if any, of the change in control on the Adviser’s ability to continue to provide the level of service it had been providing to the Funds and specifically considered the ability of the Adviser to continue to meet its financial obligations. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided, and expected to continue to be provided, to the Funds by the Adviser.

Performance

At the May 2017 meeting, the Board was provided with information regarding each Fund’s performance for various periods, as well as comparative performance information. The Adviser provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining its expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

Cost of Services and Profitability

In considering whether the advisory fees payable by each Fund were reasonable, the Board had reviewed at the May 2017 meeting the advisory fees paid by each Fund to the Adviser, the fees waived and/or expenses reimbursed by the Adviser over the period, the costs and other expenses incurred by the Adviser in providing advisory services, and the profitability analysis with respect to each Fund. The Board also had reviewed information comparing the advisory fees paid by each Fund to those paid by comparable funds. The Board noted that the proposed fees under the New Advisory Agreement are the same as the fees under the Prior Advisory Agreement and the Interim Advisory Agreement. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered.

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Economies of Scale

At the May 2017 meeting, the Board considered for each Fund whether economies of scale were realized, noting the fee waivers and/or expense reimbursements by the Adviser and whether the Adviser’s fees included breakpoints. The Board determined to reassess at an appropriate time in the future whether the aggregate advisory fee appropriately took into account any economies of scale that had been realized as a result of any significant asset growth of the Funds.

Ancillary Benefits

At the May 2017 meeting, the Board noted the potential benefits to be received by the Adviser as a result of its relationship with the Funds (other than the advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the New Advisory Agreement are fair and reasonable; (ii) concluded that the Adviser’s fees are fair and reasonable in light of the services that it provides to the Funds; and (iii) agreed to approve the New Advisory Agreement for an initial term of two years.

WHAT HAPPENS IF THE NEW ADVISORY AGREEMENT IS NOT APPROVED BY SHAREHOLDERS?

If the New Advisory Agreement is not approved by a Fund’s shareholders, the Adviser will continue to serve as the Fund’s investment adviser pursuant to the terms of the Interim Advisory Agreement and the Board will consider all available alternatives. The Board will take such action as it deems necessary and in the best interests of the Funds and their shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

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PROPOSAL 3: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE PROXY FUNDS

WHAT IS PROPOSAL 3?

As a result of the change in control of the Adviser, shareholders of each Proxy Fund are being asked to approve a new investment sub-advisory agreement between the Adviser and each applicable sub-adviser on behalf of the respective Proxy Fund (collectively, the “New Sub-Advisory Agreements”). The Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreements and recommends that shareholders of each Proxy Fund also approve the applicable New Sub-Advisory Agreement.

As discussed above, on September 8, 2017, the change in control of the Adviser resulted in the assignment and automatic termination of the Prior Advisory Agreement. The change in control also resulted in the automatic termination of each sub-advisory agreement between the Adviser and the sub-advisers of the Proxy Funds (collectively, the “Prior Sub-Advisory Agreements). Under the 1940 Act, an investment advisory agreement (including a sub-advisory agreement) terminates automatically whenever there is a change in control of an adviser that is a party to the agreement.

At a meeting held on September 15, 2017, the Board approved with respect to each Proxy Fund an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreements”), consistent with the requirements of Rule 15a-4 under the 1940 Act, pursuant to which each sub-adviser continues to serve as the sub-adviser to its respective Fund(s) after the Prior Sub-Advisory Agreements terminated on September 8, 2017. Each Interim Sub-Advisory Agreement will remain in effect for a period of 150 days or until shareholders approve a New Sub-Advisory Agreement, whichever occurs sooner. At a meeting held on October 10, 2017, the Board approved, with respect to each Proxy Fund, the New Sub-Advisory Agreements. The terms of each New Sub-Advisory Agreement are substantially identical to the terms of its corresponding Interim Sub-Advisory Agreement and Prior Sub-Advisory Agreement in all material respects. To ensure continuous portfolio management of each Proxy Fund by its sub-adviser, it is very important that shareholders entitled to vote on the approval of a New Sub-Advisory Agreement do so before the term of the corresponding Interim Sub-Advisory Agreement ends.

IF APPROVED, HOW WILL A NEW SUB-ADVISORY AGREEMENT AFFECT ME AS A SHAREHOLDER OF A PROXY FUND?

The approval of a New Sub-Advisory Agreement should not have any effect on your investment experience as a shareholder of a Proxy Fund. Each sub-adviser has been the investment sub-adviser for its respective Proxy Fund(s) since inception and is currently sub-advising the Proxy Fund(s) pursuant to an Interim Sub-Advisory Agreement. The approval of the New Sub-Advisory Agreements will ensure continuous portfolio management services from the sub-advisers. Under each New Sub-Advisory Agreement, the sub-adviser will continue to provide the same sub-advisory services on the same terms and at the same sub-advisory fee rate as that sub-adviser provided under the Prior Sub-Advisory Agreement and currently is providing under the Interim Sub-Advisory Agreement.

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WILL THE PROXY FUNDS’ FEES FOR INVESTMENT SUB-ADVISORY SERVICES INCREASE?

No. The fee rate under each New Sub-Advisory Agreement is identical to the fee rate under its respective Interim Sub-Advisory Agreement and Prior Sub-Advisory Agreement. The table below sets forth each Proxy Fund’s annual sub-advisory fee rate and the sub-advisory fees paid to the sub-adviser by the Adviser for the fiscal year ended June 30, 2017.

Fund	Rate	Net Sub-Advisory Fees Paid to the Adviser for Fiscal Year Ended June 30, 2017
AdvisorShares Madrona Domestic ETF	0.40%	$76,087
AdvisorShares Madrona Global Bond ETF	0.25%	$587
AdvisorShares Madrona International ETF	0.40%	$0
AdvisorShares Meidell Tactical Advantage ETF	0.70%	$0
AdvisorShares Peritus High Yield ETF	0.75%	$1,475,007
AdvisorShares Ranger Equity Bear ETF	1.00%	$1,876,166

WHAT ARE THE TERMS OF THE NEW SUB-ADVISORY AGREEMENTS?

General Information. The following description of the material terms of the New Sub-Advisory Agreements is qualified in its entirety by reference to the form of each New Sub-Advisory Agreement attached as Appendices E-H. Each New Sub-Advisory Agreement is substantially identical in all material respects to its corresponding Interim Sub-Advisory Agreement and Prior Sub-Advisory Agreement.

Investment Sub-Advisory Services. Under the New Sub-Advisory Agreements, each sub-adviser, subject to the oversight and supervision of the Adviser and the Board, will manage all of the securities and other assets of a Proxy Fund allocated to it by the Adviser in accordance with the Proxy Fund’s investment objective, policies and restrictions. As part of the services it provides, each sub-adviser is responsible for, among other things: (i) determining which assets will be purchased, retained or sold by the Proxy Fund, and what portion of those assets will be invested or held uninvested in cash; (ii) proxy voting services with respect to the Proxy Fund’s portfolio securities; (iii) placing orders with or through brokers or dealers to carry out the brokerage policy set forth in its prospectus, or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws; (iv) using its best efforts to seek out the best overall terms when executing Proxy Fund transactions and selecting brokers or dealers; (v) maintaining all books and records with respect to its portfolio management of the Proxy Fund’s assets as required by the 1940 Act; and (vi) furnishing to the Adviser and the Board such reasonably requested periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request. The sub-advisory services are identical to those that were provided under the Prior Sub-Advisory Agreements and that are currently being provided under the Interim Sub-Advisory Agreements.

Sub-Advisory Fees. The fee to be paid to a sub-adviser under its respective New Sub-Advisory Agreement is the same as the fee that was paid under the Prior Sub-Advisory Agreement and the fee that is currently being paid to that sub-adviser under its Interim Sub-Advisory Agreement. For its investment sub-advisory services provided to a Proxy Fund, each sub-adviser is entitled to an annual fee based on the average daily net assets of the Proxy Fund as set forth in the section above.

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Indemnification. Each New Sub-Advisory Agreement provides that a sub-adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the sub-adviser’s obligations under the agreement; provided, however, that the sub-adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the agreement.

Each New Sub-Advisory Agreement provides that the Adviser shall indemnify and hold harmless the sub-adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the sub-adviser’s obligations under the agreement; provided, however, that the Adviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the sub-adviser, is caused by or is otherwise directly related to the sub-adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under the agreement.

The indemnification provisions of the New Sub-Advisory Agreements are substantially identical to the provisions of the Prior Sub-Advisory Agreements and the Interim Sub-Advisory Agreements.

Duration of the New Sub-Advisory Agreements. Each New Sub-Advisory Agreement will take effect after it is approved by the respective Proxy Fund’s shareholders. Each New Sub-Advisory Agreement provides that it will remain in effect for an initial term of two years following its effective date. Thereafter, the New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreements, will continue in effect for successive annual periods only so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of a Proxy Fund and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Termination. A New Sub-Advisory Agreement may be terminated with respect to a Proxy Fund at any time, without the payment of any penalty, (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Proxy Fund upon written notice to the sub-adviser; (ii) by the Adviser upon 60 days’ written notice to the sub-adviser; (iii) by the Adviser upon breach by the sub-adviser of certain representations or warranties contained in the agreement, if such breach has not been cured within 20 days of the sub-adviser’s receipt of written notice of such breach; (iv) by the Adviser immediately upon written notice to the sub-adviser if the sub-adviser becomes unable to discharge its duties and obligations under the New Sub-Advisory Agreement; or (v) by the sub-adviser upon 120 days written notice to the Adviser and the Proxy Fund for any reason or no reason whatsoever. Each New Sub-Advisory Agreement also will terminate automatically and immediately in the event of its assignment, as that term is defined by the 1940 Act, or in the event that the Adviser no longer serves as investment adviser to the Trust. The termination provisions of the New Sub-Advisory Agreements, the Interim Sub-Advisory Agreements, and the Prior Sub-Advisory Agreements are substantially identical except that, under the Prior Sub-Advisory Agreements, the Trust was required to give 60 days notice in (i) above.

WHAT FACTORS WERE CONSIDERED BY THE BOARD?

In considering whether to approve the New Sub-Advisory Agreements, the Board reviewed and discussed information and analysis provided by each sub-adviser over the course of the sub-adviser’s service as investment sub-adviser to its respective Proxy Fund(s), noting that it had considered and approved the annual renewal of the Prior Sub-Advisory Agreements at its November 2016, February 2017, and August 2017 meetings (the “Renewal Meetings”). Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval and recommendation to Proxy Fund shareholders. The Board did not identify any single piece of information as paramount or controlling and individual trustees may have attributed different weights to various factors.

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Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by a sub-adviser to its respective Proxy Fund, the Board reviewed the portfolio management services provided to the Proxy Funds. The Board noted that the most recent Form ADV for each sub-adviser had been provided to the Board at the Renewal Meetings, as were the sub-adviser’s responses to a detailed series of questions that requested, among other things, information about its business, services, and compensation. The Board considered each sub-adviser’s overall quality of personnel, experience, and compliance program. The Board considered the background and experience of each sub-adviser’s senior management and the qualification and background of the portfolio managers responsible for the day-to-day portfolio management of the Proxy Funds. The Board also reviewed information pertaining to each sub-adviser’s organizational structure, investment operations, and other relevant information, including information relating to the financial condition of the sub-adviser to determine whether adequate resources were available to provide a high level of service to the Proxy Funds. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided to each Proxy Fund by its respective sub-adviser.

Performance

At the Renewal Meetings, the Board was provided with information regarding each Proxy Fund’s performance for various periods, as well as comparative performance information. The Adviser and each sub-adviser provided information regarding factors impacting the performance of the Proxy Funds, outlining current market conditions, and explaining its expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that each sub-adviser had been able to achieve for its respective Proxy Fund.

Cost of Services and Profitability

In considering whether the sub-advisory fees payable by the Adviser with respect to each Proxy Fund were reasonable, the Board had reviewed at the Renewal Meetings the sub-advisory fees paid by the Adviser to each sub-adviser, the fees waived and/or expenses reimbursed by a sub-adviser, the costs and other expenses incurred by a sub-adviser in providing advisory services, and the sub-adviser’s profitability analysis with respect to each Proxy Fund. The Board also had reviewed information comparing the sub-advisory fees paid by the Funds to those paid by comparable funds. The Board noted that the fees under the New Sub-Advisory Agreements are the same as the fees under the Prior Sub-Advisory Agreements and the Interim Sub-Advisory Agreements. Based on its review, in the context of its full deliberations, the Board concluded for each Proxy Fund that the sub-advisory fees appeared reasonable in light of the services rendered.

Economies of Scale

At the Renewal Meetings, the Board considered whether economies of scale were realized, noting the fee waivers and expense reimbursements by the Adviser and the sub-advisers and whether the fees included breakpoints. The Board determined to reassess at an appropriate time in the future whether the advisory fees appropriately took into account any economies of scale that had been realized as a result of any significant asset growth of the Proxy Funds.

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Ancillary Benefits

At the Renewal Meetings, the Board noted the potential benefits to be received by each sub-adviser as a result of its relationship with its respective Proxy Fund(s) (other than the sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Proxy Fund’s performance.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of each New Sub-Advisory Agreement are fair and reasonable; (ii) concluded that each sub-adviser’s fee is fair and reasonable in light of the services it provides to the Proxy Fund(s); and (iii) agreed to approve each New Sub-Advisory Agreement for an initial term of two years.

WHAT HAPPENS IF THE NEW SUB-ADVISORY AGREEMENTS ARE NOT APPROVED BY SHAREHOLDERS?

If a New Sub-Advisory Agreement is not approved by a Proxy Fund’s shareholders, the sub-adviser will continue to serve as investment sub-adviser pursuant to the terms of the applicable Interim Sub-Advisory Agreement and the Board will consider all available alternatives. The Board will take such action as it deems necessary and in the best interests of the Proxy Fund and its shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE PROXY FUNDS VOTE “FOR” THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS.

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PROPOSAL 4: APPROVAL OF MANAGER OF MANAGERS ARRANGEMENT

WHAT IS PROPOSAL 4?

Each Fund’s investment management services are currently being provided by the Adviser pursuant to an investment advisory agreement between the Adviser and the Trust on behalf of the Fund. Subject to the approval of the Board and of the shareholders of a Fund, the Adviser is permitted to engage sub-advisers to provide investment sub-advisory services to the Fund. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

A sub-adviser is responsible, subject to the general supervision of the Adviser and the Board, for the purchase, retention and sale of securities for a Fund. The Adviser monitors the investment program of a sub-adviser to a Fund, reviews all data and financial reports prepared by the sub-adviser, establishes and maintains communications with the sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, and regulatory compliance reports. The Adviser also oversees and monitors the performance of a Fund’s sub-adviser and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of the sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing a Fund.

Generally, a fund must obtain shareholder approval to retain a new sub-adviser or make a material modification to an existing sub-advisory agreement. However, on March 11, 2013, the SEC issued an order permitting the Trust and the Adviser to enter into or materially modify a new sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of Independent Trustees), without requiring approval from a Fund’s shareholders (the “SEC Order”). In the years since receipt of the SEC Order, shareholders of each Fund other than the Proxy Funds have been asked to consider, and have approved, this manager of managers arrangement. Shareholders of the Proxy Funds are now being asked to approve the implementation of the SEC Order with respect to the Proxy Funds. While shareholders would no longer have the right to vote on the hiring of unaffiliated sub-advisers, approval of this proposal should result in certain benefits already available to the other Funds, including help with the avoidance of unnecessary costs and additional flexibility to achieve their investment objectives.

The process to obtain shareholder approval of new sub-advisory arrangements can take several months and cost hundreds of thousands of dollars. For these reasons, requiring shareholder approval of changes to the sub-advisory arrangements for a Proxy Fund could result in minimal additional value to shareholders but significant expenditure of time and money. If this proposal is approved, a Proxy Fund will be able to select one or more unaffiliated sub-advisers solely on the basis of merit without concern for the costs and time required to solicit and obtain shareholder approval. In all cases, shareholder interests will continue to be protected because the Board will review and approve all sub-advisory arrangements and will monitor the performance of each sub-adviser on an ongoing basis. The Adviser, not a Proxy Fund, will continue to pay all sub-advisory fees. The Adviser’s and each sub-adviser’s fees are generally subject to Board review and approval on an annual basis. The Board will continue to monitor the level of fees paid to the Adviser and each sub-adviser and will have the opportunity to lower such fees if it determines that the Adviser has achieved cost advantages or economies of scale from any sub-advisory arrangement that should be passed on to the Proxy Fund’s shareholders.

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WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE SEC ORDER?

Under the terms of the SEC Order, each Proxy Fund and the Adviser are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before the Adviser and the Proxy Fund may implement the arrangement described above permitting the Adviser to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers. Further, under the conditions of the SEC Order, within 90 days after a change to a sub-advisory arrangement, a Proxy Fund’s shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement. In addition, in order to rely on the manager of managers relief, a majority of the Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees. The SEC Order does not apply to sub-advisory agreements with affiliated sub-advisers.

WHAT FACTORS WERE CONSIDERED BY THE BOARD OF TRUSTEES?

In determining whether it was appropriate to approve the proposed manager of managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Adviser. After carefully considering each Proxy Fund’s contractual arrangement under which the Adviser has been engaged as an investment adviser, and the Adviser’s experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with shareholders’ expectations that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act, the Board, including a majority of the Independent Trustees, is required to annually review and consider for renewal such agreements after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by a Proxy Fund to the Adviser. In the past, when engaging sub-advisers and entering into sub-advisory agreements, the Adviser has negotiated fees with sub-advisers, and will continue to do so. These fees are paid directly by the Adviser and not by a Proxy Fund. Therefore, any fee reduction or increase negotiated by the Adviser may be either beneficial or detrimental to the Adviser. The fees paid by a Proxy Fund to the Adviser and the fees paid by the Adviser to the sub-adviser are considered by the Board in approving and renewing the investment advisory and sub-advisory agreements. Any increase in the investment advisory fee paid to the Adviser by a Proxy Fund would continue to require shareholder approval. If shareholders approve this proposal, the Adviser, pursuant to the advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Proxy Funds as it is currently providing.

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The Board concluded that it is appropriate and in the interests of each Proxy Fund’s shareholders to provide the Adviser and the Board with maximum flexibility to recommend, supervise and evaluate unaffiliated sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Proxy Funds to operate more efficiently. Currently, to appoint a sub-adviser to a Proxy Fund or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of the Proxy Fund, create and distribute proxy materials, and solicit proxy votes from the Proxy Fund’s shareholders. This process is time-consuming and costly, and some of the costs may be borne by the Proxy Fund. Without the delay inherent in holding a shareholder meeting, the Board and the Adviser would be able to act more quickly to appoint an unaffiliated sub-adviser or materially amend a sub-advisory agreement with an unaffiliated sub-adviser with less expense when the Board and the Adviser believe that the change would benefit the Proxy Funds.

WHAT HAPPENS IF THE IMPLEMENTATION OF THE MANAGER OF MANAGERS ARRANGEMENT IS NOT APPROVED BY SHAREHOLDERS?

If the shareholders of the Proxy Funds do not approve the manager of managers arrangement, then the proposal will not be implemented and the Proxy Funds will continue to obtain approval from shareholders before the Adviser enters into or amends agreements with unaffiliated sub-advisers on behalf of a Proxy Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE PROXY FUNDS VOTE “FOR” APPROVAL OF THE MANAGER OF MANAGERS ARRANGEMENT.

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GENERAL INFORMATION

Investment Adviser and Sub-Advisers

Investment Adviser. AdvisorShares Investments, LLC, a Delaware limited liability company organized on October 12, 2006, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814. It is 100% wholly owned by Wilson Lane Group, which is owned by Noah Hamman, Chief Executive Officer of the Adviser. As of September 30, 2017, the Adviser had approximately $1.12 billion in assets under management.

The name and principal occupation of the Adviser’s principal executive officers and directors are set forth below. The business address of the persons listed below is 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

Name	Principal Occupation
Noah Hamman	Chief Executive Officer, President, and Founder of the Adviser and President of the Trust
Dan Ahrens	Managing Director of the Adviser and Secretary and Treasurer of the Trust
James Carl	Managing Director of the Adviser
Stefanie Little	Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust; Founder of Chenery Compliance Group, LLC; Managing Member of SEC Compliance Alliance, LLC; and President of Little Consulting Group, Inc.

The following table shows information on the Trustees and officers of the Trust who also hold positions with the Adviser.

Name	Position Held with the Trust	Position Held with the Adviser
Noah Hamman	President	Chief Executive Officer, President, and Founder
Dan Ahrens	Secretary and Treasurer	Managing Director
Stefanie Little	Chief Compliance Officer	Chief Compliance Officer

Sub-Advisers. Set forth below is information regarding the sub-advisers to the Proxy Funds.

American Wealth Management. American Retirement Planners II, Inc., doing business as American Wealth Management (“AWM”), located at 570 Hammill Lane, Reno, Nevada 89511, serves as investment sub-adviser to the AdvisorShares Meidell Tactical Advantage ETF. AWM was established in 1989 and serves as an investment manager to individuals, corporations and profit sharing plans. As of September 30, 2017, AWM had approximately $ 331.2 million in assets under management.

The name and principal occupation of AWM’s principal executive officers and directors are set forth below. The business address of the persons listed below is 570 Hammill Lane, Reno, Nevada 89511.

Name	Principal Occupation
Laif Meidell	Financial Advisor
Patricia Meidell	Financial Advisor

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Madrona Funds, LLC. Madrona Funds, LLC (“Madrona”), located at 2911 Bond Street, Suite 200, Everett, Washington 98201, serves as investment sub-adviser to AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, and AdvisorShares Madrona International ETF and is an affiliate of Madrona Financial Services, LLC. Madrona Financial Services, LLC is an independent registered investment adviser, serving a variety of individual and institutional investor accounts and offering comprehensive global investment services. As of September 30, 2017, Madrona had approximately $58 million in assets under management.

The name and principal occupation of Madrona’s principal executive officers are set forth below. The business address of the person listed below is 2911 Bond Street, Suite 200, Everett, Washington 98201.

Name	Principal Occupation
Brian Evans	Investment Advisor
Kristi Henderson	Certified Public Accountant

Peritus I Asset Management, LLC. Peritus I Asset Management, LLC ( “Peritus”), located at 1216 State Street, 4th Floor, Santa Barbara, California 93101, serves as investment sub-adviser to the AdvisorShares Peritus High Yield ETF. Peritus serves as investment adviser to a variety of individual and institutional investor accounts and, as of September 30, 2017, managed approximately $159 million in assets.

The name and principal occupation of Peritus’ principal executive officers and directors are set forth below. The business address of the persons listed below is 1216 State Street, 4th Floor, Santa Barbara, California 93101.

Name	Principal Occupation
Timothy Gramatovich	Chief Investment Officer
Ron Heller	Chief Executive Officer
David Desmond	Chief Operating Officer and Chief Compliance Officer

Ranger Alternative Management, L.P. Ranger Alternative Management, L.P. (“Ranger”), located at 2828 N. Harwood Street, Suite 1900, Dallas, Texas, 75201, serves as investment sub-adviser to the AdvisorShares Ranger Equity Bear ETF. As of September 30, 2017, Ranger had approximately $174 million in assets under management.

The name and principal occupation of Ranger’s principal executive officers, directors, and partners are set forth below. The business address of the persons listed below is 2828 N. Harwood Street, Suite 1900, Dallas, Texas, 75201.

Name	Principal Occupation
John Del Vecchio	Portfolio Manager
Bradley Lamensdorf	Portfolio Manager
Jay Thompson	Chief Financial Officer
Nim Hacker	General Counsel and Chief Compliance Officer

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Other Service Providers

The Trust’s administrator, custodian, transfer agent and securities lending agent is The Bank of New York Mellon, which is located at 101 Barclay Street, New York, New York 10286. The Funds’ distributor is Foreside Fund Services, LLC, which is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Counsel to the Trust is Morgan, Lewis & Bockius LLP, which is located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004.

The accounting firm of Tait, Weller and Baker LLP (“Tait Weller”) serves as the registered independent public accounting firm for the Funds. The fees billed by Tait Weller for professional audit services for the two most recent fiscal years ended June 30, as well as fees billed for other services rendered by Tait Weller to the Funds, were as follows:

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $263,000 for 2017 and $315,000 for 2016.

(b)  Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

(c)  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $51,000 for 2017 and $63,000 for 2016.

(d)  All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

In accordance with the Trust’s Audit Committee Charter, the Audit Committee is responsible for pre-approving any engagement of Tait Weller to provide audit and non-audit services to the Trust. The Audit Committee is also responsible for pre-approving non-audit services provided by the Tait Weller to the Adviser or any affiliate of the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. All of the services described in the table above were pre-approved by the Trust’s Audit Committee.

The Audit Committee will periodically consider whether Tait Weller’s receipt of non-audit fees, if any, from the Adviser, and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds, is compatible with maintaining the independence of Tait Weller.

Affiliated Brokerage

For the fiscal year ended June 30, 2017, the Funds paid no commissions on portfolio brokerage transactions to any broker who may be deemed to be a direct or indirect affiliated person of the Funds.

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Quorum and Voting Requirements

Shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of one-third (33 1/3%) of all shares of each Fund entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. In the absence of a quorum or in the event that a quorum is present at the Special Meeting, but votes sufficient to approve a proposal are not received, the Special Meeting may be adjourned without notice other than announcement at the meeting.

Shareholders of all Funds will vote as a single class on Proposal 1. If the Nominee receives a plurality of the votes cast at the Special Meeting at which a quorum is present, he will be elected as a Trustee of the Trust.

With respect to Proposals 2-4, shareholders of each applicable Fund will vote on each proposal as a single class. Approval of these proposals requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each applicable Fund, which means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

For purposes of determining whether shareholders of a Fund have approved the proposals, abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be counted for or against the proposals. For this reason, abstentions and broker non-votes effectively will be a vote against a proposal. Broker non-votes are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Special Meeting and any adjournments or postponements thereof will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the proposals. In addition, if other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting in person. Shareholders have three options for submitting their votes: (1) by internet, (2) by phone, or (3) by mail. We encourage you to vote by internet or phone. It is convenient and it saves the Funds significant postage and processing costs. In addition, when you vote by internet or phone prior to the date of the Special Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. If you plan to attend the Special Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by internet, phone or mail, will be superseded by the vote that you cast at the Special Meeting.

At any time before it has been voted at the Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust; (ii) by properly executing a later-dated proxy (by the methods of voting described above); or (iii) by attending the Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

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Shareholder Communications and Proposals

The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, the communication should be submitted in writing to the Secretary of the Trust, c/o AdvisorShares Trust, 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, who will forward such communication to the Board.

The Trust is organized as a Delaware statutory trust and, as such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Agreement and Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o AdvisorShares Trust, 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholders Sharing the Same Address

Only one copy of this Proxy Statement will be delivered to shareholders of a Fund residing at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Trust at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, or call 1-877-843-3831. Shareholders wishing to receive separate copies of the Trust’s shareholder reports, proxy statements and information statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Trust as indicated above.

Other Business

The Board knows of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. If any other matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies will vote the proxies in accordance with their judgment.

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REMEMBER — YOUR VOTE COUNTS EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETING!

Your vote is extremely important, even if you only own a few of a Fund’s shares. The Special Meeting will have to be adjourned without conducting any business if a sufficient number of shares of each Fund entitled to vote in person or by proxy at the Special Meeting are not represented at the Special Meeting. In that event, the Funds would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Funds to hold the Special Meeting as scheduled, so please return your proxy card immediately or vote by internet or telephone.

If your vote is not received, you may be contacted by representatives of the Funds, employees or agents of the Adviser or the Sub-Advisers, representatives of other financial intermediaries, or our proxy solicitor, Alliance Shareholder Communications, and reminded to vote your shares.

By Order of the Board of Trustees

Noah Hamman

Trustee and President

November 9, 2017

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List of Appendices

Appendix A – Shares of Each Fund Outstanding as of the Record Date

Appendix B – Amended and Restated Audit Committee Charter

Appendix C – Owners of More than 5% of Each Fund as of the Record Date

Appendix D – Form of New Investment Advisory Agreement

Appendix E – Form of New Investment Sub-Advisory Agreement between the Adviser and American Wealth Management

Appendix F – Form of New Investment Sub-Advisory Agreement between the Adviser and Madrona Funds, LLC

Appendix G – Form of New Investment Sub-Advisory Agreement between the Adviser and Peritus I Asset Management, LLC

Appendix H – Form of New Investment Sub-Advisory Agreement between the Adviser and Ranger Alternative Management, L.P.

APPENDIX A

The number of shares of each Fund outstanding as of the Record Date is set forth in the table below.

Fund	Shares Outstanding
AdvisorShares Cornerstone Small Cap ETF	136,476
AdvisorShares Dorsey Wright ADR ETF	2,275,000
AdvisorShares Focused Equity ETF	425,000
AdvisorShares KIM Korea Equity ETF	350,000
AdvisorShares Madrona Domestic ETF	550,000
AdvisorShares Madrona Global Bond ETF	700,000
AdvisorShares Madrona International ETF	425,000
AdvisorShares Meidell Tactical Advantage ETF	425,000
AdvisorShares New Tech and Media ETF	1,200,000
AdvisorShares Newfleet Multi-Sector Income ETF	5,500,000
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	550,000
AdvisorShares Peritus High Yield ETF	4,350,000
AdvisorShares Ranger Equity Bear ETF	21,025,000
AdvisorShares Sage Core Reserves ETF	750,000
AdvisorShares STAR Global Buy-Write ETF	575,000
AdvisorShares Wilshire Buyback ETF	1,900,000

A-1

APPENDIX B

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

1)	The Audit Committee (the “Committee”) shall be composed entirely of Trustees who are not “interested persons” of the AdvisorShares Trust (the “Trust”) within the meaning of the Investment Company Act of 1940 (“Independent Trustees”).

2)	The purposes of the Committee are to:

a)	oversee the Trust’s accounting and financial reporting policies and practices, internal controls and, as deemed appropriate by the Committee, the internal controls of the Trust’s service providers;

b)	oversee the quality and objectivity of the Trust’s financial statements and the independent audits thereof; and

c)	act as a liaison between the Trust’s independent auditors and the Board of Trustees.

The function of the Committee is oversight; it is not responsible for maintaining appropriate systems for accounting and internal control or planning or carrying out a proper audit.

3)	In furtherance of paragraph 2 above, the Committee shall have the following duties and powers:
a)	to determine the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to an investment advisor, based on information the Committee deems necessary or appropriate, including the auditors' specific representations as to their independence and any other information requested by the Committee;

b)	to approve (i) all audit and non-audit services that the Trust’s independent auditors provide to the Trust, and (ii) all non-audit services that the Trust’s independent auditors provide to the Trust’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides services to the Trust (“advisory affiliates”), if the engagement relates directly to the operations and financial reporting of the Trust. De minimis non-audit services do not require pre-approval.[1]

c)	to meet with the Trust’s independent auditors, including private meetings as the Committee deems necessary or appropriate to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors and the results of the audit(s); (iii) consider the auditors' comments with respect to the Trust’s financial policies, procedures and internal accounting controls; and (iv) review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

1        A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the Trust, its investment adviser, and advisory affiliates that provide ongoing services to the Trust for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Trust did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

B-1

d)	to review communications that are required to be provided to the Committee by the Trust’s independent auditors pursuant to applicable laws, regulations, rules or standards;

e)	to consider the effect upon the Trust and its portfolios of any changes in accounting principles or practices proposed by an investment advisor or the auditors based on information provided by the advisor or auditors, or any other information requested by the Committee;

f)	to resolve any disagreements between the Trust’s management and the Trust’s independent auditor concerning the Trust’s financial reporting;

g)	to establish the fees charged by the auditors for audit services, and to review the fees charged by the auditors for non-audit services;

h)	to investigate any improprieties brought to the Committee’s attention in writing or otherwise actually known by the Committee or suspected improprieties (based on information provided to the Committee) in the Trust’s operations; and

i)	to report its activities to the Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4)	The Committee shall establish, to the extent required by applicable law, procedures reasonably designed to:

a)	receive, retain and treat complaints that the Trust receives from any source about the Trust’s auditing, accounting, and internal accounting controls; and

b)	receive confidential, anonymous submissions from employees of the Trust, its investment adviser or its service providers about questionable accounting or auditing matters relating to the Trust.

5)	The Committee shall meet on a regular basis and may hold special meetings, as the Committee deems necessary or appropriate. At any Committee meeting, one-half of the Committee members then in office constitutes a quorum.

6)	Committee members may appoint a Chairman of the Committee. If a Chairman is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairman shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

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7)	The Committee shall serve as the Qualified Legal Compliance (“QLC”) Committee for the Trust for the purpose of compliance with rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission (the “SEC”) on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust or by any officer, director, employee, or agent of the Trust, as an alternative to the reporting requirements of Rule 205.3(b), under Rule 205.3(c), may report evidence of such material violation to the QLC Committee.

a)	Upon receipt of such a report, the QLC Committee shall have the duty and responsibility:

i)	to inform the Trust’s chief legal officer and chief executive officer of such report, unless the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the issuer’s chief legal officer and chief executive officer;

ii)	to determine whether an investigation is necessary regarding such report and, if it determines an investigation is necessary or appropriate, to notify the Trust’s Board of Trustees; initiate an investigation, which may be conducted either by the chief legal officer or by outside attorneys; and retain such additional expert personnel as the QLC Committee deems necessary;

iii)	at the conclusion of any such investigation, to recommend, by majority vote, that the Trust implement an appropriate response to evidence of a material violation, and inform the chief legal officer and the chief executive officer and the Trust’s Board of Trustees of the results of any such investigation and the appropriate remedial measures to be adopted.

b)	The QLC Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Trust fails in any material respect to implement an appropriate response that the QLC Committee has recommended.

8)	Any action of the Committee requires the vote of a majority of the Committee members then in office at any Committee meeting (or by one or more writings signed by such majority).
9)	As deemed necessary or appropriate by the Committee, the Committee shall meet with the Treasurer of the Trust and with internal auditors, if any, for the Trust’s service providers.
10)	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust (or the appropriate portfolio(s) thereof).

11)	The Committee shall review this charter periodically and recommend any material changes to the Board of Trustees.

12)	Any material amendments to this charter must be approved by both a majority of the Trustees then in office and a majority of the Independent Trustees then in office.

Adopted:	June 2, 2009
Amended and Restated:	February 26, 2013
May 12, 2014

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APPENDIX C

Owners of More than 5% of a Fund as of the Record Date

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of October 23, 2017, the name, address and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund is set forth below.

DTC Participant	Percentage of Ownership
AdvisorShares Cornerstone Small Cap ETF
BNY MELLON/WEALTH MANAGEMENT TWO BNY MELLON CENTER 525 WILLIAM PENN PLACE, SUITE 1215 PITTSBURGH PA 15259	15.51%
INTERACTIVE BROKERS RETAIL EQUITY CLEARING 8 GREENWICH OFFICE PARK (203)618-7799 FAX GREENWICH CT 06831	13.79%
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE FL 32246	17.23%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231	8.11%
AdvisorShares Dorsey Wright ADR ETF
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	11.58%
LPL FINANCIAL CORPORATION 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11.18%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231	16.09%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	12.57%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	6.78%
STIFEL, NICOLAUS & COMPANY, INCORPORATED C/O MEDIANT COMMUNCATIONS 200 REGENCY FOREST DRIVE CARY NC 27518	5.35%

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TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	13.20%
AdvisorShares Focused Equity ETF
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	22.27%
E*TRADE SECURITIES LLC 1271 AVENUE OF THE AMERICAS, 14TH FLOOR NEW YORK NY 10020	6.51%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	38.59%
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	6.80%
AdvisorShares KIM Korea Equity ETF
CITIBANK, N.A. 3801 CITIBANK CENTER, B/3RD FLOOR/ZONE 12 TAMPA FL 33610	92.57%
GOLDMAN SACHS & CO. LLC 30 HUDSON STREET JERSEY CITY NJ 07302	5.56%
AdvisorShares Madrona Domestic ETF
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	9.45%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	60.20%
TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	23.87%
AdvisorShares Madrona Global Bond ETF
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	10.08%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	52.12%
TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	26.30%

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AdvisorShares Madrona International ETF
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	8.88%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	59.32%
TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	25.65%
AdvisorShares Meidell Tactical Advantage ETF
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	17.76%
TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	35.62%
WELLS FARGO CLEARING SERVICES LLC 2801 MARKET STREET, H0006-09B ST. LOUIS MO 63103	26.78%
AdvisorShares New Tech and Media ETF
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	18.50%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	31.49%
TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	7.40%
AdvisorShares Newfleet Multi-Sector Income ETF
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	66.11%
PERSHING LLC 286,779 ONE PERSHING PLAZA JERSEY CITY NJ 07399	5.21%
RELIANCE TRUST COMPANY/SWMS2 1100 ABERNATHY ROAD, SUITE 400 ATLANTA GA 30328	7.20%
THE BANK OF NEW YORK MELLON 525 WILLIAM PENN PLACE, SUITE 153-0400 PITTSBURGH PA 15259	5.18%

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AdvisorShares Pacific Asset Enhanced Floating Rate ETF
THE BANK OF NEW YORK MELLON 525 WILLIAM PENN PLACE, SUITE 153-0400 PITTSBURGH PA 15259	90.90%
AdvisorShares Peritus High Yield ETF
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	14.49%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST, 6TH FLOOR BALTIMORE MD 21231	10.22%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	16.82%
TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	7.26%
WELLS FARGO CLEARING SERVICES LLC 2801 MARKET STREET, H0006-09B ST. LOUIS MO 63103	10.64%
AdvisorShares Ranger Equity Bear ETF
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	13.66%
MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST, 6TH FLOOR BALTIMORE MD 21231	10.96%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	15.67%
RBC CAPITAL MARKETS, LLC 60 S 6TH ST - P09 MINNEAPOLIS MN 55402-4400	7.41%
TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	6.56%
WELLS FARGO CLEARING SERVICES LLC 2801 MARKET STREET, H0006-09B ST. LOUIS MO 63103	12.10%
AdvisorShares Sage Core Reserves ETF
BNY MELLON 525 WILLIAM PENN PLACE PITTSBURGH PA 15259	90.00%

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AdvisorShares STAR Global Buy-Write ETF
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	29.05%
TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	57.21%
AdvisorShares Wilshire Buyback ETF
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	15.10%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	23.47%
PERSHING LLC 121,936 ONE PERSHING PLAZA JERSEY CITY NJ 07399	6.42%
TD AMERITRADE CLEARING, INC. 1005 N. AMERITRADE PLACE BELLEVUE NE 68005	14.58%

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APPENDIX D

FORM OF

INVESTMENT ADVISORY AGREEMENT BETWEEN ADVISORSHARES TRUST

AND ADVISORSHARES INVESTMENTS, LLC

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the ___ day of __________ ____ by and between AdvisorShares Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and AdvisorShares Investments, LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

WHEREAS, the Trust and the Adviser previously entered into an investment advisory agreement dated June 2, 2009, which terminated automatically upon its assignment on September 8, 2017, and an interim investment advisory agreement dated September 8, 2017; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) desires the Adviser to continue to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.           The Adviser’s Services.

(a)          Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

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(b)          Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser, for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the sub-adviser(s), and the retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such sub-adviser shall be registered and in good standing with the U.S. Securities and Exchange Commission and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Board and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the sub-adviser for its services to the Funds.

(c)          Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(d)          Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

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(e)          Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

(f)          Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(g)          Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.           Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

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3.           Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)          Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b)          Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)          Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

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4.           Brokerage.

(a)          Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)          Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c)          Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)          Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.

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5.           Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.           Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or as set forth in other agreements to which the Adviser is a party, the Adviser shall not be responsible for a Fund’s expenses, including but not limited to brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, fund administration, fund accounting, tax, audit, blue sky, shareholder services, legal, custody, printing, insurance, trustee fees, and other ongoing expenses of the Fund.

7.           Representations, Warranties and Covenants.

(a)          Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)          ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)          Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)          Use Of The Name “AdvisorShares”. The Adviser has the right to use the name “AdvisorShares” in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “AdvisorShares” in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “AdvisorShares”.

D-6

(e)          Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)          No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)          Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(h)          Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.           The Name “AdvisorShares”. The Adviser grants to the Trust a sublicense to use the name “AdvisorShares” (the “Name”) as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

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9.           Adviser’s Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section 9 shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.         Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.         Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

12.         Duration and Termination.

(a)          Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year only if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

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(b)          Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by (i) the Board or vote of a majority of the outstanding voting securities of the Fund on written notice to the Adviser or (ii) the Adviser on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Funds’ Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.         Certain Definitions. For the purposes of this Agreement, “assignment”, “interested persons”, and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14.         Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. This Section 14 shall survive the termination of this Agreement.

15.         Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16.         Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

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17.         Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

18.         Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

19.         Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first written above.

ADVISORSHARES TRUST,
on behalf of each Fund listed on Schedule A

By:
Dan Ahrens
Treasurer and Secretary

ADVISORSHARES INVESTMENTS, LLC

By:
Dan Ahrens
Managing Director

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SCHEDULE A

to the

INVESTMENT ADVISORY AGREEMENT

DATED _____________

between

ADVISORSHARES TRUST

and

ADVISORSHARES INVESTMENTS, LLC

The Trust will pay to the Adviser, as compensation for the Adviser’s services rendered, a fee computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
AdvisorShares Dorsey Wright ADR ETF	0.75%
AdvisorShares Peritus High Yield ETF	1.10%
AdvisorShares Ranger Equity Bear ETF	1.50%
AdvisorShares Madrona Domestic ETF	0.80%
AdvisorShares Madrona International ETF	0.80%
AdvisorShares Madrona Global Bond ETF	0.50%
AdvisorShares Meidell Tactical Advantage ETF	1.20%
AdvisorShares Wilshire Buyback ETF	0.90%
AdvisorShares STAR Global Buy-Write ETF	1.35%
AdvisorShares Newfleet Multi-Sector Income ETF	0.65%
AdvisorShares Sage Core Reserves ETF	0.30%
AdvisorShares Treesdale Rising Rates ETF	1.15% on the first $250,000,000 of average daily net assets of the Fund; 1.05% on the next $750,000,000 of average daily net assets of the Fund; and 0.95% on average daily net assets of the Fund in excess of $1,000,000,000
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	0.95%
AdvisorShares Cornerstone Small Cap ETF	0.65%
AdvisorShares KIM Korea Equity ETF	0.84%
AdvisorShares Focused Equity ETF	0.75% plus performance fee adjustment*
AdvisorShares New Tech and Media ETF	0.60%
AdvisorShares Vice ETF	0.60%

*	The Adviser’s advisory fee has two components — the base fee and the performance fee adjustment. The base fee is the pre-determined rate at which the Adviser is paid when the Fund’s net performance is in line with Fund’s pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If the Fund outperforms the performance benchmark, the Adviser may receive an upward fee adjustment. If the Fund underperforms the performance benchmark, the Adviser may receive a downward fee adjustment. The Adviser’s annual base fee is 0.75% of the Fund’s average daily net assets. The performance fee adjustment is derived by comparing the Fund’s performance over a rolling twelve-month period to its performance benchmark, the S&P 500 Index. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the Adviser’s annual advisory fee may range from 0.65% to 0.85% of the Fund’s average daily net assets.

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APPENDIX E

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ADVISORSHARES
INVESTMENTS, LLC AND AMERICAN WEALTH MANAGEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the ____ day of _________ _____ by and between AdvisorShares Investments, LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, and American Retirement Planners II, Inc., d/b/a American Wealth Management (the “Sub-Adviser”), a Nevada corporation with its principal place of business at 570 Hammill Lane, Reno, Nevada 89511.

WHEREAS, AdvisorShares Trust (the “Trust”), a Delaware statutory trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an investment advisory agreement between the Adviser and the Trust, the Adviser acts as investment adviser to each series of the Trust set forth on Schedule A attached hereto (each a “Fund” and, collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties;

WHEREAS, the Adviser and the Sub-Adviser previously entered into an investment sub-advisory agreement dated March 14, 2011, which terminated automatically upon its assignment on September 8, 2017, and an interim investment sub-advisory agreement dated September 8, 2017; and

WHEREAS, the Adviser, with the approval of the Trust, desires to continue to retain the Sub-Adviser to provide investment sub-advisory services in connection with the portfolio management of each Fund;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to the oversight and supervision of the Adviser and the Trust’s Board of Trustees and consistent with its fiduciary duties to the Funds, the Sub-Adviser shall manage all of the securities and other assets of a Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

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(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser.

(f)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

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(g)	The Sub-Adviser shall be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Fund.

(h)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the Assets, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets.

(i)	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(j)	The Sub-Adviser shall furnish to the Adviser or the Board of Trustees such reasonably requested periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

To the extent permitted by law, the services to be furnished by the Sub-Adviser under this Agreement may, at the sole discretion of the Sub-Advisor and consistent with the requirements of the 1940 Act, be furnished through the medium of any of the Sub-Adviser’s partners, officers, employees or control affiliates; provided, however, that the use of such mediums does not relieve the Sub-Adviser from any obligation or duty under this Agreement.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to its investment advisory agreement with the Trust and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

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(c)	Prospectus of the Fund;

(d)	Resolutions of the Trust’s Board of Trustees approving the engagement of the Sub-Adviser as a sub-adviser to the Fund;

(e)	Resolutions, policies and procedures adopted by the Trust’s Board of Trustees with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)	A list of each other investment sub-adviser to the Fund.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit the Fund to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without prior written consent of the Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the annual rate specified in Schedule A attached hereto. The fee will be calculated based on the average daily net asset value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Assets under the Sub-Adviser’s management equals zero. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

Except for expenses assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any costs or expenses of the Trust including, without limitation, (a) interest (short or leverage) and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and (c) operational or administrative expenses of the Trust (including custodial and administrative fees), and (d) accounting and legal expenses. The Sub-Adviser will pay its own overhead and salary expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

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The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

6.	Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

(c)	The Sub-Adviser is fully authorized under all applicable law to serve as investment sub-adviser to the Funds and to perform the services described under this Agreement;

(d)	The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Nevada with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(f)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(g)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(h)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

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7.	Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year only if specifically approved each year by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board of Trustees to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated with respect to a Fund at any time without payment of any penalty:

(i)	By vote of a majority of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund upon written notice to the Sub-Adviser;

(ii)	By the Adviser upon 60 days written notice to the Sub-Adviser;

(iii)	By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Paragraphs 6 and 8 hereof, if such breach has not been cured within 20 days of the Sub-Adviser’s receipt of written notice of such breach;

(iv)	By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(v)	By the Sub-Adviser upon 120 days written notice to the Adviser and the Fund.

This Agreement shall terminate automatically and immediately in the event of its assignment or in the event that the Adviser no longer serves as investment adviser to the Trust. As used in this Paragraph 7, the terms “assignment” , “interested persons”, and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

8.	Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

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(b)	to the extent that the Sub-Adviser’s activities or services could affect a Fund, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund and the Sub-Adviser (the policies and procedures referred to in this Paragraph 8(b), along with the policies and procedures referred to in Paragraph 8(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

9.	Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund, the Board of Trustees, or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary information of the Adviser, and that the Sub-Advisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

10.	Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

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(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Paragraphs 6 and 8 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

11.	The Name “AdvisorShares”. The Adviser grants to the Sub-Adviser a sublicense to use the name “AdvisorShares” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall (1) only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation.

12.	Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid and addressed by the party giving notice to the last address furnished by the other party:

To the Adviser at:	AdvisorShares Investments, LLC
4800 Montgomery Lane
Suite 150
Bethesda, MD 20814
Attention: Legal Department

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AdvisorShares Investments, LLC
4144 N. Central Expressway
Suite 600
Dallas, TX 75204
Attention: Dan Ahrens

To the Sub-Adviser at:	American Retirement Planners II, Inc.
570 Hammill Lane
Reno, NV 89511
Attention: Laif Meidell

15.	Non-Hire/Non-Solicitation. The parties hereby agree that so long as the Sub-Adviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Sub-Adviser ceases to provide services to the Adviser and the Trust, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, hire any person employed by the other party (a “Restricted Person”) or engage an entity to which a Restricted Person is an employee or principal who becomes known to such party in connection with this Agreement or services rendered pursuant to this Agreement, whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

16.	Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of each Fund severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 7 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

18.	Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

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(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

AdvisorShares Investments, LLC		American Retirement Planners II, Inc.,
d/b/a American Wealth Management

By:		By:
	Dan Ahrens	Laif E. Meidell
	Managing Director	President and Chief Compliance Officer

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Schedule A

to the

Investment Sub-Advisory Agreement

dated _________________

between

AdvisorShares Investments, LLC

and

American Retirement Planners II, Inc.,

d/b/a American Wealth Management

A.	List of Funds

AdvisorShares Meidell Tactical Advantage ETF

B.	Sub-Advisory Fee

Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser a fee for its services to the AdvisorShares Meidell Tactical Advantage ETF calculated daily at an annual rate of 0.70% based on the average daily net assets of the Fund.

Agreed and Accepted:

AdvisorShares Investments, LLC		American Retirement Planners II, Inc.,
d/b/a American Wealth Management

By:		By:
	Dan Ahrens	Laif E. Meidell
	Managing Director	President and Chief Compliance Officer

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APPENDIX F

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ADVISORSHARES

INVESTMENTS, LLC AND MADRONA FUNDS, LLC

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the _____ day of ___________ ____ by and between AdvisorShares Investments, LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, and Madrona Funds, LLC (the “Sub-Adviser”), a Washington limited liability company with its principal place of business at 2911 Bond Street, Suite 105, Everett, Washington 98201.

WHEREAS, AdvisorShares Trust (the “Trust”), a Delaware statutory trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an investment advisory agreement between the Adviser and the Trust, the Adviser acts as investment adviser to each series of the Trust set forth on Schedule A attached hereto (each a “Fund” and, collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties;

WHEREAS, the Adviser and the Sub-Adviser previously entered into an investment sub-advisory agreement dated December 22, 2010, which terminated automatically upon its assignment on September 8, 2017, and an interim investment sub-advisory agreement dated September 8, 2017; and

WHEREAS, the Adviser, with the approval of the Trust, desires to continue to retain the Sub-Adviser to provide investment sub-advisory services in connection with the portfolio management of each Fund;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to the oversight and supervision of the Adviser and the Trust’s Board of Trustees and consistent with its fiduciary duties to the Funds, the Sub-Adviser shall manage all of the securities and other assets of a Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

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(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser.

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(f)	The investment management services provided by the Sub-Adviser under this Agreement with respect to managing an exchange-traded fund (“ETF”) is to be deemed exclusive and the Sub-Adviser shall not be free to render similar services to others for a period of 3 years following the date on which the Sub-Adviser ceases to provide services to the Adviser and/or the Trust. The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other non ETF clients and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients which may differ from the advice given or the timing or nature of action taken for the Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	The Sub-Adviser shall be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Fund.

(i)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the Assets, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets.

(j)	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k)	The Sub-Adviser shall furnish to the Adviser or the Board of Trustees such reasonably requested periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

To the extent permitted by law, the services to be furnished by the Sub-Adviser under this Agreement may, at the sole discretion of the Sub-Advisor and consistent with the requirements of the 1940 Act, be furnished through the medium of any of the Sub-Adviser’s partners, officers, employees or control affiliates; provided, however, that the use of such mediums does not relieve the Sub-Adviser from any obligation or duty under this Agreement.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to its investment advisory agreement with the Trust and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

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3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus of the Fund;

(d)	Resolutions of the Trust’s Board of Trustees approving the engagement of the Sub-Adviser as a sub-adviser to the Fund;

(e)	Resolutions, policies and procedures adopted by the Trust’s Board of Trustees with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)	A list of each other investment sub-adviser to the Fund.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit the Fund to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without prior written consent of the Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the annual rate specified in Schedule A attached hereto. The fee will be calculated based on the average daily net asset value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Assets under the Sub-Adviser’s management equals zero. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

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Except for expenses assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any costs or expenses of the Trust including, without limitation, (a) interest (short or leverage) and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and (c) operational or administrative expenses of the Trust (including custodial and administrative fees), and (d) accounting and legal expenses. The Sub-Adviser will pay its own overhead and salary expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

6.	Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

(c)	The Sub-Adviser is fully authorized under all applicable law to serve as investment sub-adviser to the Funds and to perform the services described under this Agreement;

(d)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of Washington with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

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(f)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(g)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(h)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

7.	Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year only if specifically approved each year by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board of Trustees to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated with respect to a Fund at any time without payment of any penalty:

(i)	By vote of a majority of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund upon written notice to the Sub-Adviser;

(ii)	By the Adviser upon 60 days written notice to the Sub-Adviser;

(iii)	By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Paragraphs 6 and 8 hereof, if such breach has not been cured within 20 days of the Sub-Adviser’s receipt of written notice of such breach;

(iv)	By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(v)	By the Sub-Adviser upon 120 days written notice to the Adviser and the Fund.

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This Agreement shall terminate automatically and immediately in the event of its assignment or in the event that the Adviser no longer serves as investment adviser to the Trust. As used in this Paragraph 7, the terms “assignment”, “interested persons”, and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

8.	Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	to the extent that the Sub-Adviser’s activities or services could affect a Fund, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund and the Sub-Adviser (the policies and procedures referred to in this Paragraph 8(b), along with the policies and procedures referred to in Paragraph 8(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

9.	Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund, the Board of Trustees, or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary information of the Adviser, and that the Sub-Advisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

10.	Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

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(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Paragraphs 6 and 8 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

11.	The Name “AdvisorShares”. The Adviser grants to the Sub-Adviser a sublicense to use the name “AdvisorShares” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall (1) only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation.

12.	Portability of Fund Ticker Symbols. If the Sub-Adviser voluntarily resigns as sub-adviser to a Fund, and subsequently provides investment advisory services to a new fund, the Adviser will not impede the Sub-Adviser’s efforts to transfer or otherwise use the ticker symbol assigned to the Fund. The Sub-Adviser, however, agrees and acknowledges that the national securities exchange or marketplace upon which shares of the Fund are listed is solely responsible for the assignment of ticker symbols, including the Funds’ ticker symbols, and that the Adviser does not have any influence or role in such assignment process. The Sub-Adviser further agrees and acknowledges that the Adviser is under no obligation to assist the Sub-Adviser financially or otherwise in its efforts to transfer or otherwise use a ticker symbol previously assigned to a Fund. Furthermore, the Sub-Adviser will indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages however arising from or in connection with the Sub-Adviser’s efforts to transfer or use of a ticker symbol previously assigned to a Fund.

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13.	Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid and addressed by the party giving notice to the last address furnished by the other party:

To the Adviser at:	AdvisorShares Investments, LLC
4800 Montgomery Lane
Suite 150
Bethesda, MD 20814
Attention: Legal Department

AdvisorShares Investments, LLC
4144 N. Central Expressway
Suite 600
Dallas, TX 75204
Attention: Dan Ahrens

To the Sub-Adviser at:	Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, WA 98201
Attention: Brian Evans

16.	Non-Hire/Non-Solicitation. The parties hereby agree that so long as the Sub-Adviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Sub-Adviser ceases to provide services to the Adviser and the Trust, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, hire any person employed by the other party (a “Restricted Person”) or engage an entity to which a Restricted Person is an employee or principal who becomes known to such party in connection with this Agreement or services rendered pursuant to this Agreement, whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

17.	Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

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18.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of each Fund severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 7 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

19.       Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

AdvisorShares Investments, LLC		Madrona Funds, LLC

By:		By:
	Dan Ahrens		Brian Evans
	Managing Director		Managing Member

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Schedule A

to the

Investment Sub-Advisory Agreement

dated ________________

between

AdvisorShares Investments, LLC

and

Madrona Funds, LLC

A.	List of Funds

AdvisorShares Madrona Domestic ETF

AdvisorShares Madrona Global Bond ETF

AdvisorShares Madrona International ETF

B.	Sub-Advisory Fee

Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser a fee for its services to each Fund calculated daily at the following annual rate based on the average daily net assets of the Fund:

AdvisorShares Madrona Domestic ETF	0.40%
AdvisorShares Madrona Global Bond ETF	0.25%
AdvisorShares Madrona International ETF	0.40%

Agreed and Accepted:

AdvisorShares Investments, LLC		Madrona Funds, LLC

By:		By:
	Dan Ahrens		Kristi Henderson
	Managing Director		Member

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APPENDIX G

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ADVISORSHARES

INVESTMENTS, LLC AND PERITUS I ASSET MANAGEMENT, LLC

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the ___ day of _________ ____ by and between AdvisorShares Investments, LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, and Peritus I Asset Management, LLC (the “Sub-Adviser”), a California limited liability company with its principal place of business at 1216 State Street, 4th Floor, Santa Barbara, California 93103.

WHEREAS, AdvisorShares Trust (the “Trust”), a Delaware statutory trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an investment advisory agreement between the Adviser and the Trust, the Adviser acts as investment adviser to each series of the Trust set forth on Schedule A attached hereto (each a “Fund” and, collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties;

WHEREAS, the Adviser and the Sub-Adviser previously entered into an investment sub-advisory agreement dated May 10, 2010, which terminated automatically upon its assignment on September 8, 2017, and an interim investment sub-advisory agreement dated September 8, 2017; and

WHEREAS, the Adviser, with the approval of the Trust, desires to continue to retain the Sub-Adviser to provide investment sub-advisory services in connection with the portfolio management of each Fund;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to the oversight and supervision of the Adviser and the Trust’s Board of Trustees and consistent with its fiduciary duties to the Funds, the Sub-Adviser shall manage all of the securities and other assets of a Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

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(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser.

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(f)	The investment management services provided by the Sub-Adviser under this Agreement with respect to managing an exchange-traded fund (“ETF”) is to be deemed exclusive and the Sub-Adviser shall not be free to render similar services to others for a period of 10 years following the date on which the Sub Adviser ceases to provide services to the Adviser and/or the Trust. The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other non ETF clients and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients which may differ from the advice given or the timing or nature of action taken for the Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	The Sub-Adviser shall be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Fund.

(i)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the Assets, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets.

(j)	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k)	The Sub-Adviser shall furnish to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

To the extent permitted by law, the services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s partners, officers, employees or control affiliates; provided, however, that the use of such mediums does not relieve the Sub-Adviser from any obligation or duty under this Agreement.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to its investment advisory agreement with the Trust and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

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3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus of the Fund;

(d)	Resolutions of the Trust’s Board of Trustees approving the engagement of the Sub-Adviser as a sub-adviser to the Fund;

(e)	Resolutions, policies and procedures adopted by the Trust’s Board of Trustees with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)	A list of each other investment sub-adviser to the Fund.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit the Fund to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without prior written consent of the Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; (b) in Adviser communications; or (c) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the annual rate specified in Schedule A attached hereto. The fee will be calculated based on the average daily net asset value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Assets under the Sub-Adviser’s management equals zero. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

Except for expenses assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any costs or expenses of the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, (c) custodian and administrative fees; and (d) accounting and legal expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

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5.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

6.	Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

(c)	The Sub-Adviser is fully authorized under all applicable law to serve as investment sub-adviser to the Funds and to perform the services described under this Agreement;

(d)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(f)	This Agreement is a valid and binding agreement of the Sub-Adviser;

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(g)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the U.S. Securities and Exchange Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(h)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

7.	Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year only if specifically approved each year by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board of Trustees to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated with respect to a Fund at any time without payment of any penalty:

(i)	By vote of a majority of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund upon written notice to the Sub-Adviser;

(ii)	By the Adviser upon 60 days written notice to the Sub-Adviser;

(iii)	By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Paragraphs 6 and 8 hereof, if such breach has not been cured within 20 days of the Sub-Adviser’s receipt of written notice of such breach;

(iv)	By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(v)	By the Sub-Adviser upon 120 days written notice to the Adviser and the Fund.

This Agreement shall terminate automatically and immediately in the event of its assignment or in the event that the Adviser no longer serves as investment adviser to the Trust. As used in this Paragraph 7, the terms “assignment”, “interested persons”, and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

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8.	Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	to the extent that the Sub-Adviser’s activities or services could affect a Fund, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund and the Sub-Adviser (the policies and procedures referred to in this Paragraph 8(b), along with the policies and procedures referred to in Paragraph 8(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

9.	Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary information of the Adviser, and that the Sub-Advisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

10.	Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

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(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Paragraphs 6 and 8 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

11.	Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid and addressed by the party giving notice to the last address furnished by the other party:

To the Adviser at:	AdvisorShares Investments, LLC
4800 Montgomery Lane
Suite 150
Bethesda, MD 20814
Attention: Legal Department

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AdvisorShares Investments, LLC
4144 N. Central Expressway
Suite 600
Dallas, TX 75204
Attention: Dan Ahrens

To the Sub-Adviser at:	Peritus I Asset Management, LLC
1216 State Street, 4th Floor
Santa Barbara, CA 93103
Attention: Ronald J. Heller

14.	Non-Hire/Non-Solicitation. The parties hereby agree that so long as the Sub-Adviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Sub-Adviser ceases to provide services to the Adviser and the Trust, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, hire any person employed by the other party who becomes known to such party in connection with this Agreement or services rendered pursuant to this Agreement, whether or not such person is a full-time employee or whether or not any person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

15.	Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

16.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of each Fund severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 7 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

17.	Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

AdvisorShares Investments, LLC		Peritus I Asset Management, LLC

By:		By:
	Dan Ahrens		Ronald J. Heller
	Managing Director		Chief Executive Officer

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Schedule A

to the

Investment Sub-Advisory Agreement

dated ___________________

between

AdvisorShares Investments, LLC

and

Peritus I Asset Management, LLC

A.	List of Funds

AdvisorShares Peritus High Yield ETF

B.	Sub-Advisory Fee

Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser a fee for its services to the AdvisorShares Peritus High Yield ETF calculated daily at an annual rate of 0.75% based on the average daily net assets of the Fund.

Agreed and Accepted:

AdvisorShares Investments, LLC		Peritus I Asset Management, LLC

By:		By:
	Dan Ahrens		Ronald J. Heller
	Managing Director		Chief Executive Officer

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APPENDIX H

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN ADVISORSHARES

INVESTMENTS, LLC AND RANGER ALTERNATIVE MANAGEMENT, L.P.

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the ___ day of __________ ____ by and between AdvisorShares Investments, LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814, and Ranger Alternative Management, L.P. (the “Sub-Adviser”), a Texas partnership with its principal place of business at 2828 North Harwood Street, Suite 1900, Dallas, Texas 75201.

WHEREAS, AdvisorShares Trust (the “Trust”), a Delaware statutory trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an investment advisory agreement between the Adviser and the Trust, the Adviser acts as investment adviser to each series of the Trust set forth on Schedule A attached hereto (each a “Fund” and, collectively, the “Funds”), as such schedule may be amended by mutual agreement of the parties;

WHEREAS, the Adviser and the Sub-Adviser previously entered into an investment sub-advisory agreement dated September 15, 2010, which terminated automatically upon its assignment on September 8, 2017, and an interim investment sub-advisory agreement dated September 8, 2017; and

WHEREAS, the Adviser, with the approval of the Trust, desires to continue to retain the Sub-Adviser to provide investment sub-advisory services in connection with the portfolio management of each Fund;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to the oversight and supervision of the Adviser and the Trust’s Board of Trustees and consistent with its fiduciary duties to the Funds, the Sub-Adviser shall manage all of the securities and other assets of a Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

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(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser.

(f)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

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(g)	The Sub-Adviser shall be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Fund.

(h)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the Assets, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Assets.

(i)	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(j)	The Sub-Adviser shall furnish to the Adviser or the Board of Trustees such reasonably requested periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

To the extent permitted by law, the services to be furnished by the Sub-Adviser under this Agreement may, at the sole discretion of the Sub-Advisor and consistent with the requirements of the 1940 Act, be furnished through the medium of any of the Sub-Adviser’s partners, officers, employees or control affiliates; provided, however, that the use of such mediums does not relieve the Sub-Adviser from any obligation or duty under this Agreement.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to its investment advisory agreement with the Trust and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

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(c)	Prospectus of the Fund;

(d)	Resolutions of the Trust’s Board of Trustees approving the engagement of the Sub-Adviser as a sub-adviser to the Fund;

(e)	Resolutions, policies and procedures adopted by the Trust’s Board of Trustees with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)	A list of each other investment sub-adviser to the Fund.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit the Fund to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without prior written consent of the Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the annual rate specified in Schedule A attached hereto. The fee will be calculated based on the average daily net asset value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Assets under the Sub-Adviser’s management equals zero. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

Except for expenses assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any costs or expenses of the Trust including, without limitation, (a) interest (short or leverage) and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and (c) operational or administrative expenses of the Trust (including custodial and administrative fees), and (d) accounting and legal expenses. The Sub-Adviser will pay its own overhead and salary expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

H-4

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

6.	Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

(c)	The Sub-Adviser is fully authorized under all applicable law to serve as investment sub-adviser to the Funds and to perform the services described under this Agreement;

(d)	The Sub-Adviser is a partnership duly organized and validly existing under the laws of the State of Texas with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(f)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(g)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

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(h)	The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

7.	Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year only if specifically approved each year by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board of Trustees to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated with respect to a Fund at any time without payment of any penalty:

(i)	By vote of a majority of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund upon written notice to the Sub-Adviser;

(ii)	By the Adviser upon 60 days written notice to the Sub-Adviser;

(iii)	By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Paragraphs 6 and 8 hereof, if such breach has not been cured within 20 days of the Sub-Adviser’s receipt of written notice of such breach;

(iv)	By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(v)	By the Sub-Adviser upon 120 days written notice to the Adviser and the Fund.

This Agreement shall terminate automatically and immediately in the event of its assignment or in the event that the Adviser no longer serves as investment adviser to the Trust. As used in this Paragraph 7, the terms “assignment”, “interested persons”, and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

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8.	Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	to the extent that the Sub-Adviser’s activities or services could affect a Fund, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund and the Sub-Adviser (the policies and procedures referred to in this Paragraph 8(b), along with the policies and procedures referred to in Paragraph 8(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

9.	Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund, the Board of Trustees, or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary information of the Adviser, and that the Sub-Advisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

10.	Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

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(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Paragraphs 6 and 8 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

11.	The Name “AdvisorShares”. The Adviser grants to the Sub-Adviser a sublicense to use the name “AdvisorShares” (the “Name”). The foregoing authorization by the Adviser to the Sub-Adviser to use the Name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that, as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Sub-Adviser shall (1) only use the Name in a manner consistent with uses approved by the Adviser. Notwithstanding the foregoing, neither the Sub-Adviser nor any affiliate or agent of it shall make reference to or use the Name or any of Adviser’s respective affiliates or clients names without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Sub-Adviser hereby agrees to make all reasonable efforts to cause any affiliate or agent of the Sub-Adviser to satisfy the foregoing obligation.

12.	Portability of Fund Ticker Symbols. If the Sub-Adviser voluntarily resigns as sub-adviser to a Fund, and subsequently provides investment advisory services to a new fund, the Adviser will not impede the Sub-Adviser’s efforts to transfer or otherwise use the ticker symbol assigned to the Fund. The Sub-Adviser, however, agrees and acknowledges that the national securities exchange or marketplace upon which shares of the Fund are listed is solely responsible for the assignment of ticker symbols, including the Funds’ ticker symbols, and that the Adviser does not have any influence or role in such assignment process. The Sub-Adviser further agrees and acknowledges that the Adviser is under no obligation to assist the Sub-Adviser financially or otherwise in its efforts to transfer or otherwise use a ticker symbol previously assigned to a Fund. Furthermore, the Sub-Adviser will indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages however arising from or in connection with the Sub-Adviser’s efforts to transfer or use of a ticker symbol previously assigned to a Fund.

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13.	Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid and addressed by the party giving notice to the last address furnished by the other party:

To the Adviser at:	AdvisorShares Investments, LLC
4800 Montgomery Lane
Suite 150
Bethesda, MD 20814
Attention: Legal Department

AdvisorShares Investments, LLC
4144 N. Central Expressway
Suite 600
Dallas, TX 75204
Attention: Dan Ahrens

To the Sub-Adviser at:	Ranger Alternative Management, L.P.
2828 N. Harwood Street, Suite 1900
Dallas, TX 75201
Attention: Nim Hacker

16.	Non-Hire/Non-Solicitation. The parties hereby agree that so long as the Sub-Adviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Sub-Adviser ceases to provide services to the Adviser and the Trust, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, hire any person employed by the other party (a “Restricted Person”) or engage an entity to which a Restricted Person is an employee or principal who becomes known to such party in connection with this Agreement or services rendered pursuant to this Agreement, whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

17.	Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

18.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

H-9

In the event the terms of this Agreement are applicable to more than one Fund, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of each Fund severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 7 of this Agreement with respect to such Fund shall be the execution date of the relevant schedule.

19.	Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

AdvisorShares Investments, LLC		Ranger Alternative Management, L.P.

By:		By:
	Dan Ahrens		Jay Thompson
	Managing Director		Chief Financial Officer

H-10

Schedule A

to the

Investment Sub-Advisory Agreement

dated ______________

between

AdvisorShares Investments, LLC

and

Ranger Alternative Management, L.P.

A.	List of Funds

AdvisorShares Ranger Equity Bear ETF

B.	Sub-Advisory Fee

Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser a fee for its services to the AdvisorShares Ranger Equity Bear ETF calculated daily at an annual rate of 1.00% based on the average daily net assets of the Fund.

Agreed and Accepted:

AdvisorShares Investments, LLC		Ranger Alternative Management, L.P.

By:		By:
	Dan Ahrens		Jay Thompson
	Managing Director		Chief Financial Officer

H-11

PROXY	ADVISORSHARES TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2017

The Special Meeting of Shareholders of AdvisorShares Trust (the “Trust”) will be held December 21, 2017 at 10:00 a.m. Eastern time, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland. At the meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Noah Hamman and James Carl, or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the meeting to be held on December 21, 2017, or any adjournments or postponements thereof.

CONTINUED AND TO BE SIGNED ON REVERSE

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. 

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held December 21, 2017.

The Proxy Statement is available at: http://www.viewproxy.com/AdvisorSharesTrust/2017SM

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.	Please mark votes as in this example	☒

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” a proposal.

	FOR	AGAINST	ABSTAIN
1. To elect William G. McVay to the Board of Trustees of the Trust.	☐	☐	☐

2. To approve a new investment advisory agreement between the Trust and AdvisorShares Investments, LLC on behalf of each series of the Trust.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

I plan on attending the meeting ☐

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Date:

Signature

Signature (if held jointly)

CONTROL NUMBER

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PROXY	ADVISORSHARES TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2017

The Special Meeting of Shareholders of AdvisorShares Trust (the “Trust”) will be held December 21, 2017 at 10:00 a.m. Eastern time, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland. At the meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Noah Hamman and James Carl, or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the meeting to be held on December 21, 2017, or any adjournments or postponements thereof.

CONTINUED AND TO BE SIGNED ON REVERSE

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. 

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held December 21, 2017.

The Proxy Statement is available at: http://www.viewproxy.com/AdvisorSharesTrust/2017SM

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.	Please mark votes as in this example	☒

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” a proposal.

	FOR	AGAINST	ABSTAIN
1. To elect William G. McVay to the Board of Trustees of the Trust.	☐	☐	☐

2. To approve a new investment advisory agreement between the Trust and AdvisorShares Investments, LLC on behalf of each series of the Trust.	☐	☐	☐

3.  To approve a new investment sub-advisory agreement between the Adviser and Madrona Funds, LLC, relating to the AdvisorShares Madrona Domestic ETF, AdvisorShares Madrona Global Bond ETF, and AdvisorShares Madrona International ETF.

	☐	☐	☐

CONTROL NUMBER

FOR	AGAINST	ABSTAIN

4.  To approve a manager of managers arrangement that will permit AdvisorShares Investments, LLC, subject to prior approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of shareholders.

☐	☐	☐

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

I plan on attending the meeting ☐

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Date:

Signature

Signature (if held jointly)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PROXY	ADVISORSHARES TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2017

The Special Meeting of Shareholders of AdvisorShares Trust (the “Trust”) will be held December 21, 2017 at 10:00 a.m. Eastern time, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland. At the meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Noah Hamman and James Carl, or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the meeting to be held on December 21, 2017, or any adjournments or postponements thereof.

CONTINUED AND TO BE SIGNED ON REVERSE

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. 

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held December 21, 2017.

The Proxy Statement is available at: http://www.viewproxy.com/AdvisorSharesTrust/2017SM

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.	Please mark votes as in this example	☒

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” a proposal.

	FOR	AGAINST	ABSTAIN
1. To elect William G. McVay to the Board of Trustees of the Trust.	☐	☐	☐

2. To approve a new investment advisory agreement between the Trust and AdvisorShares Investments, LLC on behalf of each series of the Trust.	☐	☐	☐

3.  To approve a new investment sub-advisory agreement between the Adviser and American Retirement Planners II, Inc., doing business as American Wealth Management, relating to the AdvisorShares Meidell Tactical Advantage ETF.

	☐	☐	☐

CONTROL NUMBER

FOR	AGAINST	ABSTAIN

4.  To approve a manager of managers arrangement that will permit AdvisorShares Investments, LLC, subject to prior approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of shareholders.

☐	☐	☐

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

I plan on attending the meeting ☐

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Date:

Signature

Signature (if held jointly)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PROXY	ADVISORSHARES TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2017

The Special Meeting of Shareholders of AdvisorShares Trust (the “Trust”) will be held December 21, 2017 at 10:00 a.m. Eastern time, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland. At the meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Noah Hamman and James Carl, or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the meeting to be held on December 21, 2017, or any adjournments or postponements thereof.

CONTINUED AND TO BE SIGNED ON REVERSE

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. 

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held December 21, 2017.

The Proxy Statement is available at: http://www.viewproxy.com/AdvisorSharesTrust/2017SM

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.	Please mark votes as in this example	☒

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” a proposal.

	FOR	AGAINST	ABSTAIN
1. To elect William G. McVay to the Board of Trustees of the Trust.	☐	☐	☐

2. To approve a new investment advisory agreement between the Trust and AdvisorShares Investments, LLC on behalf of each series of the Trust.	☐	☐	☐

3. To approve a new investment sub-advisory agreement between the Adviser and Peritus I Asset Management, LLC, relating to the AdvisorShares Peritus High Yield ETF.	☐	☐	☐

CONTROL NUMBER

FOR	AGAINST	ABSTAIN

4.  To approve a manager of managers arrangement that will permit AdvisorShares Investments, LLC, subject to prior approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of shareholders.

☐	☐	☐

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

I plan on attending the meeting ☐

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Date:

Signature

Signature (if held jointly)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PROXY	ADVISORSHARES TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2017

The Special Meeting of Shareholders of AdvisorShares Trust (the “Trust”) will be held December 21, 2017 at 10:00 a.m. Eastern time, at the Trust’s offices located at 4800 Montgomery Lane, Suite 150, Bethesda, Maryland. At the meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Noah Hamman and James Carl, or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the meeting to be held on December 21, 2017, or any adjournments or postponements thereof.

CONTINUED AND TO BE SIGNED ON REVERSE

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. 

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held December 21, 2017.

The Proxy Statement is available at: http://www.viewproxy.com/AdvisorSharesTrust/2017SM

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.	Please mark votes as in this example	☒

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” a proposal.

	FOR	AGAINST	ABSTAIN
1. To elect William G. McVay to the Board of Trustees of the Trust.	☐	☐	☐

2. To approve a new investment advisory agreement between the Trust and AdvisorShares Investments, LLC on behalf of each series of the Trust.	☐	☐	☐

3. To approve a new investment sub-advisory agreement between the Adviser and Ranger Alternative Management, L.P., relating to the AdvisorShares Ranger Equity Bear ETF.	☐	☐	☐

CONTROL NUMBER

FOR	AGAINST	ABSTAIN

4.  To approve a manager of managers arrangement that will permit AdvisorShares Investments, LLC, subject to prior approval by the Board of Trustees of the Trust, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of shareholders.

☐	☐	☐

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

I plan on attending the meeting ☐

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Date:

Signature

Signature (if held jointly)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.